UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21417

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna — 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2017

ITEM 1. REPORT TO SHAREHOLDERS

Table of Contents

2–3	Letter from the President
4–11	Fund Insights
12–14	Performance & Statistics
15–49	Schedules of Investments
50	Statements of Assets and Liabilities
51	Statements of Operations
52-53	Statements of Changes in Net Assets
54	Statement of Cash Flows
55–74	Notes to Financial Statements
75–77	Financial Highlights
78	Report of Independent Registered Public Accounting Firm
79	Tax Information
80-81	Annual Shareholder Meeting Results
82	Changes to the Board of Trustees/Proxy Voting Policies & Procedures
83–85	Privacy Policy
86–88	Dividend Reinvestment Plan
89–91	Board of Trustees
92	Fund Officers

January 31, 2017 | Annual Report 1

Letter from the President

Dear Shareholder:

The US economy continued to expand during the 12-month fiscal reporting period ended January 31, 2017, but the overall pace was far from robust. Economic activity overseas remained generally tepid. Against this backdrop, US equities generated strong results, but international equities generated mixed results. In addition, the US bond market posted a modest return during the 12-month period.

For the 12-month period ended January 31, 2017

¡  AllianzGI Diversified Income & Convertible Fund returned 26.01% on net asset value (“NAV”) and 32.56% on market price.

¡  AllianzGI Equity & Convertible Income Fund returned 16.35% on NAV and 21.69% on market price.

¡  AllianzGI NFJ Dividend, Interest & Premium Strategy Fund returned 17.62% on NAV and 24.60% on market price.

Thomas J. Fuccillo President & Chief Executive Officer

During the 12-month period ended January 31, 2017, the Russell 3000 Index, a broad measure of US stock market performance, gained 21.73%; the Russell 1000 Value Index, a measure of large-cap value-style stocks, rose 24.62%; and the Russell 1000 Growth Index, a measure of growth-style stocks, gained 17.23%. Convertible securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned 20.82%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, which is the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 0.9% annualized pace during the first quarter of 2016. After ticking down to 0.8% in the second quarter, GDP grew at a 3.5% annualized pace during the third quarter. This represented the strongest expansion in two years. The Commerce Department’s second estimate showed that GDP grew at an annualized pace of 1.9% for the fourth quarter of 2016.

The US Federal Reserve (the “Fed”) raised interest rates for the first time in nearly a decade at its meeting in December 2015. More specifically, the Fed increased the federal funds rate from a range between 0% and 0.25% to a range between 0.25% and 0.50%. After remaining on hold at its first seven meetings in 2016, the Fed again raised interest rates in December 2016 to a range between 0.50% and 0.75%. In the statement following the December meeting the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

2 Annual Report | January 31, 2017

Outlook

Looking ahead, we believe investors should expect muted growth as the US enters its late-cycle period, Japan struggles with its aging population and Europe suffers from the uncertainties related to the approval by citizens of the United Kingdom, in June 2016, of a referendum to leave the European Union (“Brexit”). In our view, the US and European Union should ultimately avoid recessions, but remain mired in a relatively weak economic expansion. We expect the Fed to modestly increase rates in 2017, prompting central banks in emerging markets to lower their rates as inflation falls. Elsewhere, we expect the European Central Bank and Bank of Japan should maintain their accommodative monetary policies. We have passed peak global liquidity as central banks have pushed past negative interest rate policies to begin supporting government spending.

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The tides of deregulation continued shifting in 2016, and nationalism and populism gained ground. Given the results from the November elections in the US and significant elections looming in Europe in 2017, politics should remain a key investment consideration. We also feel that monetary policy will become more political. As to where governments will spend the money their central banks print, we believe domestic infrastructure and defense spending will be the focus of many countries in the coming years.

Against this backdrop, we believe markets are increasingly susceptible to volatility as politics, geopolitics, divergent monetary policies and internal market structures all converge and evolve. We believe that navigating this sea of uncertainty requires a clear direction and an active management approach, with investors staying agile in their asset allocations, confident in their processes and thorough in their research.

Together with, Allianz Global Investors U.S. LLC, the Funds’ investment manager, and NFJ Investment Group LLC, the sub-adviser to the AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Thomas J. Fuccillo

President & Chief Executive Officer

January 31, 2017 | Annual Report 3

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017 (unaudited)

AllianzGI Diversified Income & Convertible Fund

For the period of February 1, 2016 through January 31, 2017, as provided by Doug Forsyth, CFA, Portfolio Manager.

For the 12-month period ended January 31, 2017, the AllianzGI Diversified Income & Convertible Fund (the “Fund”) returned 26.01% on NAV and 32.56% on market price.

During the reporting period, the Russell 1000 Growth Index, a measure of growth style stocks, advanced 17.23%; and convertible securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned 20.82%.

Market Environment

Several factors influenced large-cap equities, convertibles and high-yield bonds throughout the period, including constructive economic trends, corporate health, the Treasury market and the Fed, US elections, risk appetite and commodity price strength.

In the US, economic reports were largely positive, signaling ongoing economic growth and supporting the market’s advance. Jobless claims remained subdued and the unemployment rate fell to a nine-year low. Housing prices continued to ascend, and in December, consumer confidence hit its highest level in more than 15 years. Overall, the trend in economic data reinforced the favorable market conditions for all three asset classes.

Operating performance for most equity, convertible and high-yield issuers met or exceeded expectations and credit metrics showed further improvement. According to Bank of America Merrill Lynch, net leverage ticked lower for a second consecutive quarter and interest coverage rose quarter over quarter. Furthermore, earnings before interest, tax, depreciation and amortization (“EDITDA”), far exceeded the gains reported in the second quarter, spiking dramatically (on a year-over-year percentage basis) in the third quarter. These statistics provided additional proof of the underlying fundamental strength of the convertible and high-yield bond markets as well as the large-cap equity space.

In addition to strong absolute returns, equities, convertible and high-yield bonds provided substantial diversification benefits, significantly outperforming core fixed income and US Treasuries. Additionally, the high-yield market responded positively to the Fed’s rate decision and commentary. On balance, a cautious Fed and a highly accommodative environment outside the US helped support the performance of risk assets over the period.

The unexpected election of Donald Trump as the US president triggered a rotation into risk assets, with investors fleeing safe-haven investments. Despite an initial negative reaction, the market rallied into year-end. It appeared that the then president-elect’s pro-growth agenda caused an abrupt shift in

4 Annual Report | January 31, 2017

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017 (unaudited) (continued)

sentiment, and without hesitation, investors anticipated a more favorable corporate earnings backdrop, predicated on positive tax reforms, decreased regulation, increased fiscal spending and less congressional gridlock. The Fund was a natural beneficiary of the increased appetite for risk, and this investor behavior was evident among the sub-asset class categories as well.

After bottoming in February, energy and base-metal prices stabilized, traded range-bound and then strengthened into year-end. Crude oil benefited from an agreement by the Organization of the Petroleum Countries (“OPEC”) to cut oil production and pledges of support from non-OPEC producers. Copper and other base-metals ended the reporting period higher. A more favorable economic backdrop and a continual improvement in industry dynamics helped support the energy and the materials-related industries, which were the best performers of 2016, in part due to their oversold conditions exiting 2015.

The Chicago Board Options Exchange Volatility Index (“VIX”) started the period spiking into the stock market’s 2016 lows in mid-February. It then moved lower with the recovery of equities before rising into the Brexit decision. After plummeting following the UK vote, volatility surged into the US elections. Following the elections, the VIX plunged into period-end.

Portfolio Specifics

The Fund was a natural beneficiary of the increased appetite for risk, both pre- and post-election, and was able to share in the strong capital appreciation across the three asset classes that compose the portfolio. In addition to providing a strong total return, the Fund also provided a high level of income over the reporting period.

In the equity sleeve, industrials, real estate and financials helped relative performance. Conversely, the consumer staples, energy and telecommunication services sectors hindered relative performance.

In the convertible sleeve, sectors that contributed positively to relative performance were financials, energy and consumer staples. On the other hand, technology, health care and industrials pressured relative performance.

In the high yield sleeve, industries that aided relative performance were diversified financial services, banking and utilities. In contrast, metals/mining ex steel, theaters and entertainment and energy hampered relative performance.

The covered call strategy captured fewer gains than anticipated. The covered calls did provide some capital gains for the portfolio, but with the depressed implied volatilities, the magnitude of the premiums faced headwinds.

January 31, 2017 | Annual Report 5

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017 (unaudited) (continued)

Outlook

Equity markets finished the year near all-time highs with volatility near all-time lows. In addition, interest rates moved higher on an improving economic outlook. Historically, these factors have been positive indicators for both economic and corporate earnings growth and supportive of investments in risk assets.

Stress in select industries has waned, and overall, balance sheets, leverage ratios and interest coverage ratios continue to support an investment in the high-yield and convertible asset classes.

The US economy is expected to expand at a moderate pace in 2017 and the equity market performance along with the steepness of the Treasury yield curve confirms this notion. Moreover, we believe that the President’s agenda should result in even stronger economic growth.

Regarding corporate health, profits are poised to trend higher in 2017 after accelerating into year-end. Additionally, the new administration’s policies could create the most favorable backdrop for corporate earnings in years.

US monetary policy continues to be modestly accommodative with the Fed expected to take a gradual approach toward adjustments. Until the Fed either moves aggressively or is well into the tightening cycle, monetary policy should not be expected to drive an extended sell-off and spread-widening in high-yield and convertibles.

AllianzGI Equity & Convertible Income Fund

For the period of February 1, 2016 through January 31, 2017, as provided by Doug Forsyth, CFA, Portfolio Manager.

For the 12-month period ended January 31, 2017, the AllianzGI Equity & Convertible Income Fund (the “Fund”) returned 16.35% on NAV and 21.69% on market price.

During the reporting period, the Russell 1000 Growth Index, a measure of growth style stocks, advanced 17.23%; and convertible securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned 20.82%.

Market Environment

Several factors influenced large-cap equities and convertibles throughout the reporting period, including constructive economic trends, corporate health, the Treasury market and the Fed, US elections, risk appetite and commodity price strength.

As widely expected, in December 2016, the Fed raised interest rates by 25 basis points to a range of 0.50% to 0.75%, citing a stronger economy and rising employment. This was the first increase in US interest rates since December 2015. At the outset of the reporting period, capital markets were facing a year of

6 Annual Report | January 31, 2017

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017 (unaudited) (continued)

heightened political risk. Despite US equities suffering the worst start to a calendar year in decades, investors were able to shrug off volatility and major US stock market indices, including the S&P 500, Dow Jones and NASDAQ, all rose to record highs towards the end of the period.

In the US, economic reports were largely positive, signaling ongoing economic growth and supporting the market’s advance. Jobless claims remained subdued and the unemployment rate fell to a nine-year low. Housing prices continued to ascend, and in December, consumer confidence hit its highest level in more than 15 years. Overall, the trend in economic data reinforced the favorable market conditions for equities and convertibles.

Operating performance for most equity and convertible issuers met or exceeded expectations and credit metrics showed further improvement. These developments provided additional proof of the underlying fundamental strength of the convertible market as well as the large-cap equity space.

In addition to strong absolute returns, equities and convertibles provided substantial diversification benefits, significantly outperforming core fixed income and US Treasuries. On balance, a cautious Fed and a highly accommodative environment outside the US helped support the performance of risk assets over the period.

The unexpected election of Donald Trump as the US president triggered a rotation into risk assets, with investors fleeing safe-haven investments. Despite an initial negative reaction, the market rallied into year-end. It appeared that the then president-elect’s pro-growth agenda caused an abrupt shift in sentiment, and without hesitation, investors anticipated a more favorable corporate earnings backdrop, predicated on positive tax reforms, decreased regulation, increased fiscal spending and less congressional gridlock. The Fund was a natural beneficiary of the increased appetite for risk, and this investor behavior was evident among the sub-asset class categories as well.

After bottoming in February, energy and base-metal prices stabilized, traded range-bound, and then strengthened into year-end. Crude oil benefited from an agreement by the OPEC to cut oil production and pledges of support from non-OPEC producers. Copper and other base-metals ended the reporting period higher. A more favorable economic backdrop and a continual improvement in industry dynamics helped support the energy and the materials-related industries, which were the best performers of 2016, in part due to their oversold conditions exiting 2015.

The VIX started the period spiking into the stock market’s 2016 lows in mid-February. It then moved lower with the recovery of equities before rising into the Brexit decision. After plummeting following the UK vote,

January 31, 2017 | Annual Report 7

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017 (unaudited) (continued)

volatility surged into the US elections. Following the elections, the VIX plunged into period-end.

During the latter half of the reporting period, the richly valued defensive stocks that tend to do well in times of economic uncertainty, reversed course and lagged in the second half of the reporting period. The laggards-to-leaders trend helped drive the emergence of value stocks during the reporting period after years of playing runner-up to growth. Helping to drive the Russell 1000 Value index’s performance was the cyclical turnaround of traditional value-oriented sectors such as energy, materials and financials, all of which were among top performers for most of 2016.

Portfolio Specifics

The Fund was a natural beneficiary of the increased appetite for risk, both pre- and post-election, and was able to share in the strong capital appreciation across the two asset classes that compose the portfolio. In addition to providing a strong total return, the Fund also provided a high level of income over the reporting period.

In the equity sleeve, information technology, industrials and real estate helped relative performance. Conversely, the consumer discretionary, consumer staples and telecommunication services sectors hindered relative performance.

In the convertible sleeve, sectors that contributed positively to relative performance were energy, materials and financials. On the other hand, technology, consumer discretionary and telecom pressured relative performance.

The covered call strategy captured fewer gains than anticipated. The covered calls did provide some capital gains for the portfolio, but with the depressed implied volatilities, the magnitude of the premiums faced headwinds.

Outlook

Equity markets finished the year near all-time highs with volatility near all-time lows. In addition, interest rates moved higher on an improving economic outlook. Historically, these factors have been positive indicators for both economic and corporate earnings growth and supportive of investments in risk assets.

Stress in select industries has waned, and overall, balance sheets, leverage ratios and interest coverage ratios continue to support an investment in the convertible asset class.

The US economy is expected to expand at a moderate pace in 2017 and the equity market performance and steepness of the Treasury yield curve confirms this notion. Moreover, we believe that the President’s agenda should result in even stronger economic growth.

Regarding corporate health, profits are poised to trend higher in 2017 after accelerating into year-end. Additionally, the new administration’s

8 Annual Report | January 31, 2017

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017 (unaudited) (continued)

policies could create the most favorable backdrop for corporate earnings in years.

US monetary policy continues to be modestly accommodative with the Fed expected to take a gradual approach toward adjustments. Until the Fed either moves aggressively or is well into the tightening cycle, monetary policy should not be expected to drive an extended sell-off and spread-widening.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For the period of February 1, 2016 through January 31, 2017, as provided by the NFJ Investment Team.

For the 12-month period ended January 31, 2017, the AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (the “Fund”) returned 17.62% on NAV and 24.60% on market price.

During the reporting period, the Russell 1000 Value Index, a measure of large-cap value style stocks, advanced 24.62%; and convertible securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned 20.82%.

Market Environment

Several factors influenced convertibles throughout the reporting period, including constructive economic trends, corporate health, the Treasury market and the Fed, US elections, risk appetite and commodity price strength.

At the outset of the reporting period, capital markets were facing a year of heightened political risk. Despite US equities suffering the worst start to a calendar year in decades, investors were able to shrug off volatility and major US stock market indices, including the S&P 500, Dow Jones and NASDAQ, all rose to record highs towards the end of the period.

As widely expected, in December 2016 the Fed raised interest rates by 25 basis points to a range of 0.50% to 0.75%, citing a stronger economy and rising employment. This was the first increase in US interest rates since December 2015.

In the US, economic reports were largely positive, signaling ongoing economic growth and supporting the market’s advance. Jobless claims remained subdued and the unemployment rate fell to a nine-year low. Housing prices continued to ascend, and in December, consumer confidence hit its highest level in more than 15 years. Overall, the trend in economic data reinforced the favorable market conditions for convertibles.

Operating performance for most convertible issuers met or exceeded expectations and credit metrics showed further improvement. These developments provided additional proof of the underlying fundamental strength of the convertible market.

In addition to strong absolute returns, convertibles provided substantial diversification

January 31, 2017 | Annual Report 9

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017 (unaudited) (continued)

benefits, significantly outperforming core fixed income and US Treasuries. On balance, a cautious Fed and a highly accommodative environment outside the US helped support the performance of risk assets over the period.

The unexpected election of Donald Trump as the US president triggered a rotation into risk assets with investors fleeing safe-haven investments. Despite an initial negative reaction, the market rallied into year-end. It appeared that the then president-elect’s pro-growth agenda caused an abrupt shift in sentiment, and without hesitation, investors anticipated a more favorable corporate earnings backdrop, predicated on positive tax reforms, decreased regulation, increased fiscal spending and less congressional gridlock. The Fund was a natural beneficiary of the increased appetite for risk, and this investor behavior was evident among the sub-asset class categories as well.

After bottoming in February, energy and base-metal prices stabilized, traded range – bound, and then strengthened into year-end. Crude oil benefited from an agreement by OPEC to cut oil production and pledges of support from non-OPEC producers. Copper and other base-metals ended the reporting period higher. A more favorable economic backdrop and a continual improvement in industry dynamics helped support the energy and the materials-related industries, which were the best performers of 2016, in part due to their oversold conditions exiting 2015.

Throughout the last few years, compression in longer-term treasury bonds has given way to higher valuation premiums in bond-proxies areas, like Real Estate Investment Trusts (“REITs”), utilities and consumer staples. During the latter half of the reporting period, those richly valued defensive stocks that tend to do well in times of economic uncertainty, reversed course and lagged. The laggards-to-leaders trend helped drive the emergence of value stocks during the reporting period after years of playing runner-up to growth. Helping to drive the Russell 1000 Value Index’s performance was the cyclical turnaround of traditional value-oriented sectors such as energy, materials and financials, all of which were among top performers for most of 2016.

Portfolio Specifics

In the equity sleeve negative stock selection, partially offset by positive sector allocation, detracted from relative returns during the trailing reporting period. Selection was strong across the industrials holdings which outpaced benchmark shares. However, that positive impact was overwhelmed by poor selection in the financials and energy sectors. Overweight positions in the telecommunications and consumer discretionary sectors dampened performance over the reporting period. Conversely, an overweight in materials and underweight in consumer staples aided relative results.

10 Annual Report | January 31, 2017

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017 (unaudited) (continued)

In the convertibles sleeve, sector allocations that helped relative performance in the period were energy, financials and consumer discretionary. In contrast, technology, telecommunications and healthcare exposure weighed on relative returns.

In the equity options sleeve, retaining call premiums proved difficult during the reporting period. The broad market remained at elevated levels to start the period, and then soared after the victory by Donald Trump in the US Presidential election. The charge higher was shouldered by the financial and technology sectors returning 22.5% and 10.5%, respectively, while the industrial, energy and material sectors also contributed with high single digit returns. Levels of implied volatility, as measured by the VIX, dropped to a low of 10.6 and only averaged a level of 13.4 during the period, adversely affecting the strike distances on the call options written. The overall strong performance in equities resulted in many of our option positions expiring in-the-money, requiring cash assignments in excess of the premium collected.

Outlook

Equity markets finished the year near all-time highs with volatility near all-time lows. In addition, interest rates moved higher on an improving economic outlook. Historically, these factors have been positive indicators for both economic and corporate earnings growth and supportive of investments in risk assets.

Stress in select industries of the market has waned, and overall, balance sheets, leverage ratios and interest coverage ratios continue to support an investment in the convertible asset class.

The US economy is expected to expand at a moderate pace in 2017 and the equity market performance and steepness of the Treasury yield curve confirms this notion. Moreover, we believe that the President’s agenda should result in even stronger economic growth.

Regarding corporate health, profits are poised to trend higher in 2017 after accelerating into year-end. Additionally, the new administration’s policies could create the most favorable backdrop for corporate earnings in years.

US monetary policy continues to be modestly accommodative with the Fed expected to take a gradual approach toward adjustments. Until the Fed either moves aggressively or is well into the tightening cycle, monetary policy should not be expected to drive an extended sell-off and spread-widening.

January 31, 2017 | Annual Report 11

Performance & Statistics

AllianzGI Diversified Income & Convertible Fund

January 31, 2017 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	32.56%	26.01%
Commencement of Operations (5/27/15) to 1/31/17	-4.44%	3.14%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (5/27/15) to 1/31/17	Market Price	$19.49
	NAV(2)	$21.59
NAV	Discount to NAV	-9.73%
Market Price	Market Price Yield(3)	10.28%
	Leverage Ratio(4)	32.12%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current (declared February 1, 2017) monthly dividend per common share (comprised of net investment income and net capital gains, if any) by the market price per common share at January 31, 2017.

(4) Represents Mandatory Redeemable Preferred Shares, Senior Secured Notes and amounts drawn under the short-term margin loan facility (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

12 Annual Report | January 31, 2017

Performance & Statistics

AllianzGI Equity & Convertible Income Fund

January 31, 2017 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	21.69%	16.35%
5 Year	9.73%	9.02%
Commencement of Operations (2/27/07) to 1/31/17	5.23%	6.24%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (2/27/07) to 1/31/17	Market Price	$19.03
	NAV(2)	$21.54
NAV	Discount to NAV	-11.65%
Market Price	Market Price Yield(3)	7.99%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net capital gains, if any) by the market price per share at January 31, 2017.

January 31, 2017 | Annual Report 13

Performance & Statistics

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	24.60%	17.62%
5 Year	4.80%	5.75%
10 Year	2.38%	3.02%
Commencement of Operations (2/28/05) to 1/31/17	3.66%	4.52%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (2/28/05) to 1/31/17	Market Price	$13.03
	NAV(2)	$14.72
NAV	Discount to NAV	-11.48%
Market Price	Market Price Yield(3)	2.80%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net capital gains, if any) by the market price per share at January 31, 2017.

14 Annual Report | January 31, 2017

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2017

Principal Amount (000s)		Value
Convertible Bonds & Notes (a) – 61.3%
	Aerospace & Defense – 0.6%
$1,340	Aerojet Rocketdyne Holdings, Inc., 2.25%, 12/15/23 (b)(c)	$1,331,625
	Automobiles – 1.8%
4,075	Tesla Motors, Inc., 0.25%, 3/1/19	3,950,203
	Biotechnology – 3.3%
700	AMAG Pharmaceuticals, Inc., 2.50%, 2/15/19	787,937
	BioMarin Pharmaceutical, Inc.,
820	0.75%, 10/15/18	949,150
760	1.50%, 10/15/20	919,600
715	Incyte Corp., 0.375%, 11/15/18	1,697,678
1,520	Ironwood Pharmaceuticals, Inc., 2.25%, 6/15/22	1,696,700
525	Ligand Pharmaceuticals, Inc., 0.75%, 8/15/19	786,516
325	Novavax, Inc., 3.75%, 2/1/23 (b)(c)	143,203
185	Synergy Pharmaceuticals, Inc., 7.50%, 11/1/19 (b)(c)	439,144
		7,419,928
	Communications Equipment – 1.4%
1,530	Finisar Corp., 0.50%, 12/15/36 (b)(c)	1,544,344
1,160	Palo Alto Networks, Inc., zero coupon, 7/1/19	1,660,975
		3,205,319
	Construction & Engineering – 1.5%
1,265	Dycom Industries, Inc., 0.75%, 9/15/21	1,382,013
1,550	Tutor Perini Corp., 2.875%, 6/15/21 (b)(c)	1,854,187
		3,236,200
	Consumer Finance – 0.3%
675	PRA Group, Inc., 3.00%, 8/1/20	645,891
	Electrical Equipment – 0.8%
1,915	SolarCity Corp., 1.625%, 11/1/19	1,674,428
	Energy Equipment & Services – 0.6%
1,320	Helix Energy Solutions Group, Inc., 4.25%, 5/1/22	1,371,150
	Equity Real Estate Investment Trust – 0.1%
215	Spirit Realty Capital, Inc., 3.75%, 5/15/21	224,810
	Health Care Equipment & Supplies – 3.8%
1,770	Hologic, Inc., 2.00%, 3/1/42 (d)	2,422,687
1,410	NuVasive, Inc., 2.25%, 3/15/21 (b)(c)	1,862,962
1,705	Spectranetics Corp., 2.625%, 6/1/34	1,825,416
800	Wright Medical Group, Inc., 2.00%, 2/15/20	872,500
1,135	Wright Medical Group NV, 2.25%, 11/15/21 (b)(c)	1,513,097
		8,496,662
	Health Care Products – 0.5%
1,010	Nevro Corp., 1.75%, 6/1/21	1,194,325
	Health Care Providers & Services – 1.9%
685	Anthem, Inc., 2.75%, 10/15/42	1,458,194
1,515	Molina Healthcare, Inc., 1.625%, 8/15/44	1,764,975
705	Tivity Health, Inc., 1.50%, 7/1/18	984,356
		4,207,525

January 31, 2017 | Annual Report 15

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2017 (continued)

Principal Amount (000s)		Value
	Health Care Technology – 0.5%
$1,040	Medidata Solutions, Inc., 1.00%, 8/1/18	$1,123,850
	Household Durables – 0.5%
825	CalAtlantic Group, Inc., 1.625%, 5/15/18	1,007,016
	Insurance – 0.8%
2,010	AmTrust Financial Services, Inc., 2.75%, 12/15/44	1,722,319
	Internet & Direct Marketing Retail – 2.8%
1,390	Ctrip.com International Ltd., 1.00%, 7/1/20	1,470,794
2,585	Priceline Group, Inc., 0.35%, 6/15/20	3,455,822
1,360	Vipshop Holdings Ltd., 1.50%, 3/15/19	1,360,000
		6,286,616
	Internet Software & Services – 3.4%
1,635	Akamai Technologies, Inc., zero coupon, 2/15/19	1,716,758
1,120	Cornerstone OnDemand, Inc., 1.50%, 7/1/18	1,164,100
1,495	Gogo, Inc., 3.75%, 3/1/20	1,112,841
1,310	Pandora Media, Inc., 1.75%, 12/1/20	1,362,400
925	VeriSign, Inc., 4.485%, 8/15/37	2,169,125
		7,525,224
	IT Services – 3.4%
2,120	Blackhawk Network Holdings, Inc., 1.50%, 1/15/22 (b)(c)	2,138,550
1,275	Cardtronics, Inc., 1.00%, 12/1/20	1,510,875
1,715	CSG Systems International, Inc., 4.25%, 3/15/36 (b)(c)	1,907,937
1,640	Euronet Worldwide, Inc., 1.50%, 10/1/44	1,875,750
		7,433,112
	Life Sciences Tools & Services – 0.8%
1,700	Illumina, Inc., 0.50%, 6/15/21	1,757,375
	Machinery – 0.5%
940	Trinity Industries, Inc., 3.875%, 6/1/36	1,182,637
	Media – 4.5%
2,180	DISH Network Corp., 3.375%, 8/15/26 (b)(c)	2,557,413
2,350	Liberty Interactive LLC, 1.75%, 9/30/46 (b)(c)	2,648,156
1,140	Liberty Media Corp., 2.25%, 9/30/46 (b)(c)	1,224,075
1,500	Liberty Media Corp.-Liberty Formula One, 1.00%, 1/30/23 (b)(c)	1,530,938
1,915	Live Nation Entertainment, Inc., 2.50%, 5/15/19	2,083,759
		10,044,341
	Metals & Mining – 0.5%
75	Royal Gold, Inc., 2.875%, 6/15/19	82,125
965	RTI International Metals, Inc., 1.625%, 10/15/19	1,057,881
		1,140,006
	Oil, Gas & Consumable Fuels – 5.4%
1,240	Alon USA Energy, Inc., 3.00%, 9/15/18	1,322,925
2,820	Cheniere Energy, Inc., 4.25%, 3/15/45	1,870,012
890	Chesapeake Energy Corp., 5.50%, 9/15/26 (b)(c)	952,856
1,000	Ensco Jersey Finance Ltd., 3.00%, 1/31/24 (b)(c)	1,095,000
1,205	Nabors Industries, Inc., 0.75%, 1/15/24 (b)(c)	1,221,569

16 Annual Report | January 31, 2017

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2017 (continued)

Principal Amount (000s)		Value
	Oil, Gas & Consumable Fuels (continued)
$1,275	Oasis Petroleum, Inc., 2.625%, 9/15/23	$1,705,313
1,710	PDC Energy, Inc., 1.125%, 9/15/21	1,934,438
1,740	SM Energy Co., 1.50%, 7/1/21	1,906,387
		12,008,500
	Pharmaceuticals – 3.7%
1,290	ANI Pharmaceuticals, Inc., 3.00%, 12/1/19	1,510,106
650	Depomed, Inc., 2.50%, 9/1/21	745,875
1,360	Horizon Pharma Investment Ltd., 2.50%, 3/15/22	1,309,850
1,945	Impax Laboratories, Inc., 2.00%, 6/15/22	1,576,666
1,905	Medicines Co., 2.75%, 7/15/23 (b)(c)	1,922,859
960	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26	1,021,800
		8,087,156
	Semiconductors & Semiconductor Equipment – 10.1%
1,375	Advanced Micro Devices, Inc., 2.125%, 9/1/26	2,060,781
1,650	Cypress Semiconductor Corp., 4.50%, 1/15/22 (b)(c)	1,905,750
1,740	Inphi Corp., 0.75%, 9/1/21 (b)(c)	1,884,638
55	Integrated Device Technology, Inc., 0.875%, 11/15/22	58,713
2,215	Intel Corp., 3.25%, 8/1/39	3,946,864
1,350	Lam Research Corp., 1.25%, 5/15/18	2,558,250
1,775	Microchip Technology, Inc., 1.625%, 2/15/25	2,412,891
2,980	Micron Technology, Inc., 3.00%, 11/15/43	3,063,812
1,100	NXP Semiconductors NV, 1.00%, 12/1/19	1,251,938
3,615	SunEdison, Inc., 3.375%, 6/1/25 (b)(c)(e)	86,037
	SunPower Corp.,
1,115	0.875%, 6/1/21	798,618
1,035	4.00%, 1/15/23	756,844
1,380	Teradyne, Inc., 1.25%, 12/15/23 (b)(c)	1,564,575
		22,349,711
	Software – 5.8%
1,175	BroadSoft, Inc., 1.00%, 9/1/22	1,447,453
825	Nice Systems, Inc., 1.25%, 1/15/24 (b)(c)	883,781
	Nuance Communications, Inc.,
955	1.00%, 12/15/35	892,328
975	1.50%, 11/1/35	974,391
1,370	Proofpoint, Inc., 0.75%, 6/15/20	1,644,856
955	Rovi Corp., 0.50%, 3/1/20	944,256
1,355	Salesforce.com, Inc., 0.25%, 4/1/18	1,715,769
1,405	ServiceNow, Inc., zero coupon, 11/1/18	1,871,285
1,040	Synchronoss Technologies, Inc., 0.75%, 8/15/19	1,090,050
1,515	Verint Systems, Inc., 1.50%, 6/1/21	1,440,197
		12,904,366
	Thrifts & Mortgage Finance – 1.1%
1,950	MGIC Investment Corp., 9.00%, 4/1/63 (b)(c)	2,524,031
	Transportation Infrastructure – 0.9%
1,800	Macquarie Infrastructure Corp., 2.875%, 7/15/19	2,012,625
Total Convertible Bonds & Notes (cost-$148,505,969)		136,066,951

January 31, 2017 | Annual Report 17

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2017 (continued)

Shares		Value
Common Stock – 35.5%
	Aerospace & Defense – 0.9%
12,100	Boeing Co. (a)	$1,977,382
	Auto Components – 0.1%
3,025	Adient PLC (a)(f)	192,057
	Automobiles – 1.4%
168,976	Fiat Chrysler Automobiles NV (a)(f)	1,857,046
104,700	Ford Motor Co. (a)	1,294,092
		3,151,138
	Banks – 0.9%
36,000	Bank of America Corp. (a)	815,040
20,300	Wells Fargo & Co. (a)	1,143,499
		1,958,539
	Beverages – 1.2%
30,000	Coca-Cola Co. (a)	1,247,100
14,200	PepsiCo, Inc. (a)	1,473,676
		2,720,776
	Biotechnology – 2.9%
30,600	AbbVie, Inc. (a)	1,869,966
9,300	Amgen, Inc. (a)	1,457,124
4,200	Biogen, Inc. (a)(f)	1,164,408
18,600	Gilead Sciences, Inc. (a)	1,347,570
1,843	Regeneron Pharmaceuticals, Inc. (a)(f)	662,172
		6,501,240
	Building Products – 0.6%
30,252	Johnson Controls International PLC (a)	1,330,483
	Chemicals – 0.8%
15,400	Monsanto Co. (a)	1,667,974
	Communications Equipment – 0.4%
17,200	Qualcomm, Inc. (a)	918,996
	Construction & Engineering – 0.4%
15,300	Fluor Corp. (a)	849,150
	Diversified Telecommunications Services – 0.6%
25,100	Verizon Communications, Inc. (a)	1,230,151
	Electronic Equipment, Instruments & Components – 0.6%
19,200	Amphenol Corp., Class A (a)	1,295,808
	Energy Equipment & Services – 0.6%
15,000	Schlumberger Ltd. (a)	1,255,650
	Food & Staples Retailing – 2.0%
8,400	Costco Wholesale Corp. (a)	1,377,180
37,600	Kroger Co. (a)	1,276,896
22,400	Walgreens Boots Alliance, Inc. (a)	1,835,456
		4,489,532

18 Annual Report | January 31, 2017

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2017 (continued)

Shares		Value
	Health Care Equipment & Supplies – 0.5%
21,400	Baxter International, Inc. (a)	$1,025,274
	Health Care Providers & Services – 1.4%
9,300	McKesson Corp. (a)	1,294,095
11,100	UnitedHealth Group, Inc. (a)	1,799,310
		3,093,405
	Hotels Restaurants & Leisure – 1.7%
12,100	McDonald’s Corp. (a)	1,483,097
14,100	MGM Resorts International (a)(f)	406,080
34,300	Starbucks Corp. (a)	1,894,046
		3,783,223
	Household Durables – 0.4%
20,000	Lennar Corp., Class A (a)	893,000
	Household Products – 0.4%
11,100	Procter & Gamble Co. (a)	972,360
	Industrial Conglomerates – 1.2%
9,200	3M Co. (a)	1,608,344
35,500	General Electric Co. (a)	1,054,350
		2,662,694
	Insurance – 0.6%
13,400	Prudential Financial, Inc. (a)	1,408,474
	Internet & Direct Marketing Retail – 1.0%
2,700	Amazon.com, Inc. (a)(f)	2,223,396
	Internet Software & Services – 2.5%
11,500	Alibaba Group Holding Ltd., ADR (a)(f)	1,165,065
2,700	Alphabet, Inc., Class A (a)(f)	2,214,513
16,400	Facebook, Inc., Class A (a)(f)	2,137,248
		5,516,826
	IT Services – 1.3%
7,400	International Business Machines Corp. (a)	1,291,448
18,000	Visa, Inc., Class A (a)	1,488,780
		2,780,228
	Machinery – 1.1%
16,000	AGCO Corp. (a)	1,004,800
9,500	Deere & Co. (a)	1,016,975
12,200	Joy Global, Inc. (a)	343,064
		2,364,839
	Media – 1.9%
29,200	Comcast Corp., Class A (a)	2,202,264
13,573	LiveStyle, Inc. (f)(g)(h)	1
18,700	The Walt Disney Co. (a)	2,069,155
		4,271,420
	Multiline Retail – 0.7%
25,100	Target Corp. (a)	1,618,448

January 31, 2017 | Annual Report 19

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2017 (continued)

Shares		Value
	Oil, Gas & Consumable Fuels – 0.7%
8,100	Occidental Petroleum Corp. (a)	$548,937
2,210	Southwestern Energy Co. (a)(f)	19,912
15,200	Valero Energy Corp. (a)	999,552
		1,568,401
	Pharmaceuticals – 0.4%
20,300	Bristol-Myers Squibb Co. (a)	997,948
	Road & Rail – 0.8%
17,300	Union Pacific Corp. (a)	1,843,834
	Semiconductors & Semiconductor Equipment – 1.6%
48,300	Intel Corp. (a)	1,778,406
23,200	Texas Instruments, Inc. (a)	1,752,528
		3,530,934
	Software – 1.9%
36,500	Microsoft Corp. (a)	2,359,725
47,000	Oracle Corp. (a)	1,885,170
		4,244,895
	Specialty Retail – 0.8%
12,300	Home Depot, Inc. (a)	1,692,234
	Technology Hardware, Storage & Peripherals – 1.2%
22,200	Apple, Inc. (a)	2,693,970
Total Common Stock (cost-$85,757,673)		78,724,679

Principal Amount (000s)
Corporate Bonds & Notes – 34.5%
	Aerospace & Defense – 1.1%
$1,000	KLX, Inc., 5.875%, 12/1/22 (a)(b)(c)	1,051,250
435	Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19 (a)	425,213
1,000	TransDigm, Inc., 6.50%, 5/15/25 (a)	1,008,750
		2,485,213
	Air Freight & Logistics – 0.1%
200	XPO Logistics, Inc., 6.50%, 6/15/22 (a)(b)(c)	209,500
	Banks – 0.4%
160	CIT Group, Inc., 5.00%, 8/15/22 (a)	168,000
680	Royal Bank of Scotland Group PLC, 5.125%, 5/28/24 (a)	678,998
		846,998
	Building Products – 0.3%
565	Builders FirstSource, Inc., 5.625%, 9/1/24 (a)(b)(c)	582,656
	Chemicals – 1.2%
1,000	Chemours Co., 7.00%, 5/15/25 (a)	1,001,500
1,000	Platform Specialty Products Corp., 6.50%, 2/1/22 (a)(b)(c)	1,025,625
235	Tronox Finance LLC, 7.50%, 3/15/22 (a)(b)(c)	230,300
365	Univar USA, Inc., 6.75%, 7/15/23 (a)(b)(c)	381,425
		2,638,850

20 Annual Report | January 31, 2017

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2017 (continued)

Principal Amount (000s)		Value
	Commercial Services – 0.9%
	Cenveo Corp. (a)(b)(c),
$205	6.00%, 8/1/19	$183,475
350	6.00%, 5/15/24	315,000
500	Harland Clarke Holdings Corp., 9.25%, 3/1/21 (a)(b)(c)	460,625
1,000	United Rentals North America, Inc., 5.50%, 7/15/25 (a)	1,041,250
		2,000,350
	Commercial Services & Supplies – 0.8%
915	RR Donnelley & Sons Co., 6.00%, 4/1/24 (a)	873,825
1,000	West Corp., 5.375%, 7/15/22 (a)(b)(c)	966,250
		1,840,075
	Construction & Engineering – 0.2%
500	AECOM, 5.875%, 10/15/24 (a)	541,250
	Consumer Finance – 0.9%
1,000	Navient Corp., 8.45%, 6/15/18 (a)	1,067,100
1,000	Springleaf Finance Corp., 6.90%, 12/15/17 (a)	1,032,500
		2,099,600
	Diversified Financial Services – 1.6%
1,500	Community Choice Financial, Inc., 10.75%, 5/1/19 (a)	1,222,500
1,000	International Lease Finance Corp., 8.25%, 12/15/20 (a)	1,182,340
1,000	Nationstar Mortgage LLC / Nationstar Capital Corp., 7.875%, 10/1/20 (a)	1,045,000
		3,449,840
	Diversified Telecommunications Services – 0.5%
290	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(b)(c)	307,038
700	Frontier Communications Corp., 10.50%, 9/15/22 (a)	734,562
		1,041,600
	Electric – 0.4%
1,000	Talen Energy Supply LLC, 6.50%, 6/1/25 (a)	812,500
	Electronic Equipment, Instruments & Components – 0.3%
500	Kemet Corp., 10.50%, 5/1/18 (a)	501,562
250	Zebra Technologies Corp., 7.25%, 10/15/22 (a)	270,625
		772,187
	Energy-Alternate Sources – 0.5%
1,000	TerraForm Power Operating LLC, 6.375%, 2/1/23 (a)(b)(c)(d)	1,032,500
	Entertainment – 0.3%
750	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 6/1/24 (a)	776,250
	Equity Real Estate Investment Trust – 0.9%
360	Communications Sales & Leasing, Inc. / CSL Capital LLC, 8.25%, 10/15/23 (a)	392,400
500	Equinix, Inc., 5.375%, 1/1/22 (a)	531,250
1,000	Kennedy-Wilson, Inc., 5.875%, 4/1/24 (a)	1,036,600
		1,960,250
	Food & Staples Retailing – 0.5%
170	Albertsons Cos LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC, 6.625%, 6/15/24 (a)(b)(c)	177,599

January 31, 2017 | Annual Report 21

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2017 (continued)

Principal Amount (000s)		Value
	Food & Staples Retailing (continued)
$85	Lamb Weston Holdings, Inc., 4.875%, 11/1/26 (a)(b)(c)	$85,319
1,000	SUPERVALU, Inc., 6.75%, 6/1/21 (a)	1,002,500
		1,265,418
	Forest Products & Paper – 0.3%
525	Mercer International, Inc., 7.75%, 12/1/22 (a)	564,375
	Health Care Equipment & Supplies – 0.2%
360	Hologic, Inc., 5.25%, 7/15/22 (a)(b)(c)	376,650
	Health Care Products – 0.3%
620	Kinetic Concepts, Inc. / KCI USA, Inc., 9.625%, 10/1/21 (a)(b)(c)	665,415
	Health Care Providers & Services – 1.1%
310	DaVita HealthCare Partners, Inc., 5.125%, 7/15/24 (a)	307,675
185	Envision Healthcare Corp., 6.25%, 12/1/24 (a)(b)(c)	195,175
1,000	Kindred Healthcare, Inc., 8.75%, 1/15/23 (a)	913,750
1,000	Tenet Healthcare Corp., 8.125%, 4/1/22 (a)	1,015,000
		2,431,600
	Health Care Services – 0.8%
1,000	CHS/Community Health Systems, Inc., 6.875%, 2/1/22 (a)	735,000
1,000	HCA, Inc., 7.50%, 2/15/22 (a)	1,141,250
		1,876,250
	Hotels Restaurants & Leisure – 1.0%
1,000	International Game Technology PLC, 6.25%, 2/15/22 (a)(b)(c)	1,070,620
1,000	MGM Resorts International, 6.625%, 12/15/21 (a)	1,117,500
		2,188,120
	Household Durables – 0.9%
375	Beazer Homes USA, Inc., 8.75%, 3/15/22 (a)(b)(c)	408,750
500	Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)(b)(c)	517,500
1,000	KB Home, 8.00%, 3/15/20 (a)	1,116,250
		2,042,500
	Independent Power & Renewable Electricity Producers – 0.5%
1,000	NRG Energy, Inc., 6.25%, 5/1/24 (a)	1,022,500
	Internet Software & Services – 0.0%
90	Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27 (a)(b)(c)	92,250
	Iron/Steel – 0.1%
265	AK Steel Corp., 7.50%, 7/15/23 (a)	290,938
	IT Services – 0.5%
1,000	Cardtronics, Inc., 5.125%, 8/1/22 (a)	1,020,000
	Lodging – 0.5%
1,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25 (a)(b)(c)	1,005,000
	Machinery – 1.0%
1,000	BlueLine Rental Finance Corp., 7.00%, 2/1/19 (a)(b)(c)	992,500
940	Commercial Vehicle Group, Inc., 7.875%, 4/15/19 (a)	949,400
360	Terex Corp., 5.625%, 2/1/25 (a)(b)(c)	368,118
		2,310,018

22 Annual Report | January 31, 2017

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2017 (continued)

Principal Amount (000s)		Value
	Media – 2.5%
$1,000	Cablevision Systems Corp., 8.00%, 4/15/20 (a)	$1,107,700
	CCO Holdings LLC / CCO Holdings Capital Corp.,
125	5.125%, 5/1/27 (b)(c)	127,344
500	5.75%, 1/15/24 (a)	526,250
1,000	Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22 (a)	1,049,000
425	CSC Holdings LLC, 6.75%, 11/15/21 (a)	462,612
750	DISH DBS Corp., 5.875%, 7/15/22 (a)	781,500
500	LIN Television Corp., 5.875%, 11/15/22 (a)	512,500
1,000	Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 4/1/23 (a)	1,052,500
		5,619,406
	Metals & Mining – 1.4%
305	Alcoa Nederland Holding BV, 6.75%, 9/30/24 (a)(b)(c)	331,688
1,000	ArcelorMittal, 10.85%, 6/1/19 (a)	1,178,750
560	Freeport-McMoRan, Inc., 3.55%, 3/1/22 (a)	526,400
	HudBay Minerals, Inc. (a)(b)(c),
80	7.25%, 1/15/23	85,000
270	7.625%, 1/15/25	290,250
545	United States Steel Corp., 8.375%, 7/1/21 (a)(b)(c)	606,312
		3,018,400
	Miscellaneous Manufactureres – 0.1%
235	Koppers, Inc., 6.00%, 2/15/25 (a)(b)(c)	243,813
	Multiline Retail – 0.2%
500	Dollar Tree, Inc., 5.75%, 3/1/23 (a)	530,750
	Oil & Gas – 1.6%
1,000	BreitBurn Energy Partners LP / BreitBurn Finance Corp., 8.625%, 10/15/20 (a)(e)	745,000
560	Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21 (a)	487,200
1,000	CVR Refining LLC / Coffeyville Finance, Inc., 6.50%, 11/1/22 (a)	1,015,000
1,000	Sunoco LP / Sunoco Finance Corp., 6.375%, 4/1/23 (a)	1,031,500
165	Weatherford International Ltd., 8.25%, 6/15/23 (a)	168,712
		3,447,412
	Oil, Gas & Consumable Fuels – 3.3%
250	Callon Petroleum Co., 6.125%, 10/1/24 (a)(b)(c)	265,937
1,000	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23 (a)	1,031,250
1,000	Chesapeake Energy Corp., 6.625%, 8/15/20 (a)	1,010,000
2,030	Cobalt International Energy, Inc., 10.75%, 12/1/21 (a)(b)(c)	1,928,500
1,000	Energy Transfer Equity LP, 5.875%, 1/15/24 (a)	1,072,500
1,000	Rice Energy, Inc., 6.25%, 5/1/22 (a)	1,042,500
1,000	Sanchez Energy Corp., 6.125%, 1/15/23 (a)	965,000
		7,315,687
	Pharmaceuticals – 1.0%
615	Endo Finance LLC / Endo Finco, Inc., 5.375%, 1/15/23 (a)(b)(c)	518,138
1,000	Horizon Pharma, Inc., 6.625%, 5/1/23 (a)	970,000
1,000	Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25 (a)(b)(c)	752,500
		2,240,638

January 31, 2017 | Annual Report 23

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2017 (continued)

Principal Amount (000s)		Value
	Pipelines – 0.5%
$1,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24 (a)	$1,093,750
	Retail – 0.3%
1,000	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)(b)(c)	625,000
	Semiconductors – 0.2%
400	Sensata Technologies BV, 5.625%, 11/1/24 (a)(b)(c)	421,248
	Semiconductors & Semiconductor Equipment – 1.2%
1,000	Amkor Technology, Inc., 6.375%, 10/1/22 (a)	1,041,250
1,000	Micron Technology, Inc., 5.875%, 2/15/22 (a)	1,043,120
500	Qorvo, Inc., 7.00%, 12/1/25 (a)	555,000
		2,639,370
	Software – 0.3%
340	Camelot Finance S.A., 7.875%, 10/15/24 (a)(b)(c)	360,400
290	SS&C Technologies Holdings, Inc., 5.875%, 7/15/23 (a)	303,050
		663,450
	Technology Hardware, Storage & Peripherals – 0.4%
520	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 7.125%, 6/15/24 (a)(b)(c)	569,636
310	Western Digital Corp., 10.50%, 4/1/24 (a)(b)(c)	366,187
		935,823
	Telecommunications – 2.9%
1,000	Consolidated Communications, Inc., 6.50%, 10/1/22 (a)	1,007,500
1,000	Hughes Satellite Systems Corp., 7.625%, 6/15/21 (a)	1,104,490
1,000	Intelsat Jackson Holdings S.A., 7.25%, 4/1/19 (a)	864,375
500	Level 3 Financing, Inc., 5.375%, 5/1/25 (a)	511,565
1,000	Sprint Communications, Inc., 6.00%, 11/15/22 (a)	1,020,000
1,000	T-Mobile USA, Inc., 6.836%, 4/28/23 (a)	1,070,000
1,000	Windstream Services LLC, 7.50%, 6/1/22 (a)	972,500
		6,550,430
	Trading Companies & Distributors – 0.5%
1,000	H&E Equipment Services, Inc., 7.00%, 9/1/22 (a)	1,058,760
Total Corporate Bonds & Notes (cost-$77,168,849)		76,644,590

Shares
Convertible Preferred Stock (a) – 12.3%
	Commercial Services & Supplies – 0.7%
23,485	Stericycle, Inc., 5.25%, 9/15/18	1,534,040
	Diversified Telecommunications Services – 0.8%
24,375	Frontier Communications Corp., 11.125%, 6/29/18	1,782,056
	Electrical Components & Equipment – 0.9%
18,290	Belden, Inc., 6.75%, 7/15/19	1,958,127
	Equity Real Estate Investment Trust – 1.0%
22,950	American Tower Corp., 5.50%, 2/15/18	2,314,049
	Financial Services – 0.9%
16,170	Mandatory Exchangeable Trust, 5.75%, 6/3/19 (b)(c)	1,998,046

24 Annual Report | January 31, 2017

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2017 (continued)

Shares		Value
	Food Products – 1.4%
5,000	Bunge Ltd., 4.875% (i)	$499,375
12,105	Post Holdings, Inc., 5.25%, 6/1/17	1,757,706
10,630	Tyson Foods, Inc., 4.75%, 7/15/17	724,541
		2,981,622
	Health Care Providers & Services – 2.2%
72,540	Anthem, Inc., 5.25%, 5/1/18	3,513,838
11,480	Envision Healthcare Corp., 5.25%, 7/1/17	1,455,664
		4,969,502
	Independent Power & Renewable Electricity Producers – 0.2%
6,130	Dynegy, Inc., 7.00%, 7/1/19	411,813
	Oil, Gas & Consumable Fuels – 0.9%
20,135	Hess Corp., 8.00%, 2/1/19	1,298,506
27,685	Southwestern Energy Co., 6.25%, 1/15/18	612,669
		1,911,175
	Pharmaceuticals – 2.4%
4,870	Allergan PLC, 5.50%, 3/1/18	3,854,556
2,310	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	1,407,368
		5,261,924
	Wireless Telecommunication Services – 0.9%
20,440	T-Mobile US, Inc., 5.50%, 12/15/17	2,088,151
Total Convertible Preferred Stock (cost-$33,756,135)		27,210,505
Preferred Stock (f)(g)(h) – 0.5%
	Media – 0.5%
1,248	LiveStyle, Inc., Ser. A	124,800
11,496	LiveStyle, Inc., Ser. B	1,040,273
1,250	LiveStyle, Inc., Ser. B	13
Total Preferred Stock (cost-$2,499,840)		1,165,086

Units
Warrants (f)(g)(h) – 0.0%
	Commercial Services – 0.0%
37,000	Cenveo Corp., strike price $12.00, expires 6/10/24 (a)	10,634
	Media – 0.0%
3,000	LiveStyle, Inc., Ser. C, expires 11/30/21	–
Total Warrants (cost-$10,114)		10,634

Principal Amount (000s)
Short-Term Investment – 2.8%
	Time Deposit – 2.8%
$6,168	ANZ National Bank-London, 0.29%, 2/1/17 (cost-$6,167,733)	6,167,733
Total Investments, before call options written (cost-$353,866,313) – 146.9%		325,990,178

January 31, 2017 | Annual Report 25

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2017 (continued)

Contracts		Value
Call Options Written (f) – (0.0)%
	3M Co., (CBOE),
55	strike price $185, expires 2/17/17	$(275)
	AGCO Corp., (CBOE),
80	strike price $65, expires 2/17/17	(5,800)
	Alibaba Group Holding Ltd., (CBOE),
80	strike price $105, expires 2/17/17	(6,440)
	Alphabet, Inc., (CBOE),
15	strike price $910, expires 2/17/17	(338)
	Amazon.com, Inc., (ASE),
16	strike price $900, expires 2/17/17	(4,848)
	Apple, Inc., (ASE),
30	strike price $130, expires 2/17/17	(555)
	Bank of America Co., (ASE),
180	strike price $25, expires 3/17/17	(2,160)
	Baxter International, Inc., (ASE),
110	strike price $49.50, expires 2/17/17	(2,860)
	Boeing Co., (CBOE),
65	strike price $170, expires 2/17/17	(1,950)
	Comcast Corp., (CBOE),
150	strike price $77.50, expires 2/17/17	(4,575)
	Deere & Co., (CBOE),
60	strike price $115, expires 2/17/17	(3,000)
	Facebook, Inc., (ASE),
100	strike price $140, expires 2/17/17	(7,600)
	Home Depot, Inc., (ASE),
60	strike price $143, expires 2/17/17	(1,350)
	Intel Corp., (CBOE),
145	strike price $38.50, expires 2/17/17	(870)
	International Business Machines Corp., (CBOE),
45	strike price $185, expires 2/17/17	(383)
	MGM Resorts International, (CBOE),
85	strike price $31, expires 2/17/17	(1,147)
	Microsoft Corp., (CBOE),
180	strike price $69, expires 2/17/17	(540)
	Prudential Financial, Inc., (CBOE),
80	strike price $115, expires 2/17/17	(3,280)
	Starbucks Corp., (ASE),
205	strike price $62, expires 2/17/17	(205)
	Texas Instruments, Inc., (CBOE),
120	strike price $81, expires 2/17/17	(780)
	Union Pacific Corp., (CBOE),
120	strike price $110, expires 2/17/17	(8,520)
	UnitedHealth Group, Inc., (CBOE),
65	strike price $170, expires 2/17/17	(1,495)

26 Annual Report | January 31, 2017

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2017 (continued)

Contracts		Value
	Visa, Inc., (ASE),
90	strike price $87, expires 2/17/17	$(1,890)
Total Call Options Written (premiums received-$79,800)		(60,861)
Total Investments, net of call options written (cost-$353,786,513) – 146.9%		325,929,317
Other liabilities in excess of other assets – (46.9)%		(104,080,269)
Net Assets – 100.0%		$221,849,048

Notes to Schedule of Investments:

(a)   All or partial amount segregated for the benefit of the counterparty as collateral for call options written and long-term and short-term loan financing.

(b)   Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $56,927,266, representing 25.7% of net assets.

(c)   144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)   Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(e)   In Default.

(f)    Non-income producing.

(g)   Fair-Valued–Securities with an aggregate value of $1,175,721 representing 0.5% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(h)   Illiquid.

(i)    Perpetual maturity. The date shown, if any, is the next call date.

(j)    Transactions in call options written for the year ended January 31, 2017:

	Contracts	Premiums
Options outstanding, January 31, 2016	1,870	$102,810
Options written	18,472	734,206
Options terminated in closing transactions	(4,638)	(174,102)
Options expired	(13,568)	(583,114)
Options outstanding, January 31, 2017	2,136	$79,800

(k)  Fair Value Measurements–See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/17
Investments in Securities – Assets
Convertible Bonds & Notes	$–	$136,066,951	$–	$136,066,951
Common Stock:
Media	4,271,419	–	1	4,271,420
All Other	74,453,259	–	–	74,453,259
Corporate Bonds & Notes	–	76,644,590	–	76,644,590
Convertible Preferred Stock:
Financial Services	–	1,998,046	–	1,998,046
Food Products	724,541	2,257,081	–	2,981,622
Health Care Providers & Services	3,513,838	1,455,664	–	4,969,502
Pharmaceuticals	3,854,556	1,407,368	–	5,261,924
All Other	11,999,411	–	–	11,999,411

January 31, 2017 | Annual Report 27

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2017 (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/17
Preferred Stock	$–	$–	$1,165,086	$1,165,086
Warrants	–	–	10,634	10,634
Short-Term Investment	–	6,167,733	–	6,167,733
	98,817,024	225,997,433	1,175,721	325,990,178
Investments in Securities – Liabilities
Call Options Written, at value:
Market price	(60,861)	–	–	(60,861)
Totals	$98,756,163	$225,997,433	$1,175,721	$325,929,317

For the year ended January 31, 2017, the Fund had no transfers between levels.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2017, was as follows:

	Beginning Balance 1/31/16	Purchases		Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 1/31/17
Investments in Securities – Assets
Common Stock:
Media	$–	$–	†	–	–	–	$1	–	–	$1
Preferred Stock	581,250	1,249,840	†	–	–	–	(666,004)	–	–	1,165,086
Warrants	–	10,113	††	–	–	–	521	–	–	10,634
Totals	$581,250	$1,259,953		–	–	–	$(665,482)	–	–	$1,175,721

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2017:

	Ending Balance at 1/31/17	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Common Stock	$1	Model Price	Proprietary Data Used in Model	$0.0001
Preferred Stock	1,165,073	Model Price	Proprietary Data Used in Model	$90.49 – $100.00
Preferred Stock	13	Liquidation Value	Price of Stock	$0.01*
Warrants	10,634	Fundamental Analytical Data Relating to the Investment	Price of Warrant	$0.287388

*                 Preferred stock trades are in lots of 1,000.

†                 Issued via reorganization.

††          Issued via corporate action.

The net change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2017, was $(665,482). Net change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

28 Annual Report | January 31, 2017

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2017 (continued)

(l)  The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at January 31, 2017:

Location	Market Price
Liability derivatives:
Call options written, at value	$(60,861)

The effect of derivatives on the Fund’s Statements of Operations for the year ended January 31, 2017:

Location	Market Price
Net realized gain on:
Call options written	$243
Net change in unrealized appreciation/depreciation of:
Call options written	$(8,361)

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity during the year ended January 31, 2017 was 2,068 call options written contracts.

Glossary :

ADR    -    American Depositary Receipt

ASE     -   American Stock Exchange

CBOE  -   Chicago Board Options Exchange

See accompanying Notes to Financial Statements | January 31, 2017 | Annual Report 29

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2017

Shares		Value
Common Stock – 64.8%
	Aerospace & Defense – 2.0%
46,700	Boeing Co. (a)	$7,631,714
39,116	United Technologies Corp.	4,289,852
		11,921,566
	Auto Components – 0.1%
13,354	Adient PLC (b)	847,845
	Automobiles – 1.1%
547,300	Ford Motor Co.	6,764,628
	Banks – 1.4%
96,000	Bank of America Corp.	2,173,440
101,000	Wells Fargo & Co.	5,689,330
		7,862,770
	Beverages – 2.4%
164,300	Coca-Cola Co.	6,829,951
72,000	PepsiCo, Inc.	7,472,160
		14,302,111
	Biotechnology – 4.4%
138,100	AbbVie, Inc.	8,439,291
52,700	Amgen, Inc.	8,257,036
9,700	Biogen, Inc. (b)	2,689,228
91,000	Gilead Sciences, Inc.	6,592,950
		25,978,505
	Building Products – 1.0%
133,544	Johnson Controls International PLC	5,873,265
	Chemicals – 1.0%
56,400	Monsanto Co.	6,108,684
	Communications Equipment – 1.1%
128,100	Qualcomm, Inc.	6,844,383
	Construction & Engineering – 0.1%
15,200	Fluor Corp.	843,600
	Diversified Telecommunications Services – 1.2%
140,400	Verizon Communications, Inc.	6,881,004
	Electric Utilities – 0.6%
97,185	Exelon Corp.	3,486,998
	Electronic Equipment, Instruments & Components – 2.1%
103,900	Amphenol Corp., Class A	7,012,211
208,840	Corning, Inc. (a)	5,532,172
		12,544,383
	Energy Equipment & Services – 2.4%
103,271	Baker Hughes, Inc.	6,514,335
53,600	National Oilwell Varco, Inc.	2,026,616
72,000	Schlumberger Ltd.	6,027,120
		14,568,071

30 Annual Report | January 31, 2017

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2017 (continued)

Shares		Value
	Food & Staples Retailing – 3.3%
44,900	Costco Wholesale Corp.	$7,361,355
182,400	Kroger Co.	6,194,304
74,100	Walgreens Boots Alliance, Inc.	6,071,754
		19,627,413
	Health Care Equipment & Supplies – 0.8%
93,300	Baxter International, Inc.	4,470,003
	Health Care Providers & Services – 2.3%
46,400	McKesson Corp.	6,456,560
44,400	United Health Group, Inc.	7,197,240
		13,653,800
	Hotels Restaurants & Leisure – 2.6%
58,900	McDonald’s Corp.	7,219,373
33,700	MGM Resorts International (a)(b)	970,560
128,900	Starbucks Corp. (a)	7,117,858
		15,307,791
	Household Products – 1.2%
83,000	Procter & Gamble Co.	7,270,800
	Industrial Conglomerates – 2.0%
37,100	3M Co. (a)	6,485,822
184,485	General Electric Co.	5,479,204
		11,965,026
	Insurance – 1.2%
67,300	Prudential Financial, Inc.	7,073,903
	Internet & Direct Marketing Retail – 1.9%
14,000	Amazon.com, Inc. (b)	11,528,720
	Internet Software & Services – 4.3%
26,800	Alibaba Group Holding Ltd., ADR (b)	2,715,108
14,305	Alphabet, Inc., Class A (a)(b)	11,732,818
85,900	Facebook, Inc., Class A (b)	11,194,488
		25,642,414
	IT Services – 2.5%
42,400	International Business Machines Corp.	7,399,648
93,200	Visa, Inc., Class A	7,708,572
		15,108,220
	Machinery – 2.0%
85,100	AGCO Corp.	5,344,280
47,800	Deere & Co. (a)	5,116,990
49,400	Joy Global, Inc.	1,389,128
		11,850,398
	Media – 3.2%
121,800	Comcast Corp., Class A (a)	9,186,156
88,200	The Walt Disney Co.	9,759,330
		18,945,486

January 31, 2017 | Annual Report 31

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2017 (continued)

Shares		Value
	Metals & Mining – 0.1%
23,400	Freeport-McMoRan Copper & Gold, Inc. (b)	$389,610
	Multiline Retail – 1.9%
126,482	Macy’s, Inc.	3,736,278
118,000	Target Corp.	7,608,640
		11,344,918
	Oil, Gas & Consumable Fuels – 2.0%
257,162	Chesapeake Energy Corp. (b)	1,658,695
25,683	Cobalt International Energy, Inc. (b)	25,190
83,400	Occidental Petroleum Corp.	5,652,018
3,185	Southwestern Energy Co. (b)	28,697
72,400	Valero Energy Corp.	4,761,024
		12,125,624
	Pharmaceuticals – 0.9%
108,500	Bristol-Myers Squibb Co.	5,333,860
	Road & Rail – 0.9%
51,300	Union Pacific Corp.	5,467,554
	Semiconductors & Semiconductor Equipment – 3.2%
275,700	Intel Corp. (a)	10,151,274
116,400	Texas Instruments, Inc. (a)	8,792,856
		18,944,130
	Software – 3.7%
198,500	Microsoft Corp. (a)	12,833,025
230,000	Oracle Corp.	9,225,300
		22,058,325
	Specialty Retail – 1.6%
71,000	Home Depot, Inc. (a)	9,768,180
	Technology Hardware, Storage & Peripherals – 2.3%
115,378	Apple, Inc.	14,001,120
Total Common Stock (cost-$444,498,222)		386,705,108

Principal Amount (000s)
Convertible Bonds & Notes – 21.5%
	Automobiles – 0.5%
$3,280	Tesla Motors, Inc., 0.25%, 3/1/19	3,179,550
	Biotechnology – 0.5%
1,050	Incyte Corp., 0.375%, 11/15/18	2,493,094
600	Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21	604,500
		3,097,594
	Capital Markets – 0.4%
3,000	Walter Investment Management Corp., 4.50%, 11/1/19	2,190,000

32 Annual Report | January 31, 2017

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2017 (continued)

Principal Amount (000s)		Value
	Communications Equipment – 0.6%
$1,200	Finisar Corp., 0.50%, 12/15/33	$1,402,500
1,500	InterDigital, Inc., 1.50%, 3/1/20	2,072,812
		3,475,312
	Construction & Engineering – 0.4%
2,315	Dycom Industries, Inc., 0.75%, 9/15/21	2,529,138
	Consumer Finance – 0.6%
3,625	PRA Group, Inc., 3.00%, 8/1/20	3,468,672
	Electrical Equipment – 0.3%
1,700	SolarCity Corp., 1.625%, 11/1/19	1,486,438
	Energy Equipment & Services – 0.1%
750	Helix Energy Solutions Group, Inc., 4.25%, 5/1/22	779,063
	Equity Real Estate Investment Trust – 0.7%
2,225	Extra Space Storage LP, 3.125%, 10/1/35 (c)(d)	2,294,531
2,000	Two Harbors Investment Corp., 6.25%, 1/15/22	1,998,750
		4,293,281
	Health Care Equipment & Supplies – 1.7%
2,400	Hologic, Inc., 2.00%, 3/1/42 (e)	3,285,000
500	Nevro Corp., 1.75%, 6/1/21	591,250
2,500	Wright Medical Group NV, 2.25%, 11/15/21 (c)(d)	3,332,812
2,955	Wright Medical Group, Inc., 2.00%, 2/15/20	3,222,797
		10,431,859
	Health Care Providers & Services – 0.4%
2,075	Molina Healthcare, Inc., 1.625%, 8/15/44	2,417,375
	Independent Power & Renewable Electricity Producers – 0.4%
2,265	NRG Yield, Inc., 3.25%, 6/1/20 (c)(d)	2,218,284
	Internet & Direct Marketing Retail – 0.8%
3,500	Priceline Group, Inc., 0.35%, 6/15/20	4,679,062
	Internet Software & Services – 1.6%
1,500	Akamai Technologies, Inc., zero coupon, 2/15/19	1,575,008
1,300	Gogo, Inc., 3.75%, 3/1/20	967,688
1,700	Pandora Media, Inc., 1.75%, 12/1/20	1,768,000
2,650	Web.com Group, Inc., 1.00%, 8/15/18	2,553,937
2,390	WebMD Health Corp., 2.625%, 6/15/23 (c)(d)	2,264,525
685	Zillow Group, Inc., 2.00%, 12/1/21 (c)(d)	692,278
		9,821,436
	IT Services – 0.8%
2,000	Cardtronics, Inc., 1.00%, 12/1/20	2,370,000
2,000	CSG Systems International, Inc., 4.25%, 3/15/36 (c)(d)	2,225,000
		4,595,000
	Machinery – 0.3%
1,000	Meritor, Inc., 7.875%, 3/1/26	1,567,500
	Media – 1.2%
1,000	DISH Network Corp., 3.375%, 8/15/26 (c)(d)	1,173,125
1,765	Liberty Interactive LLC, 1.75%, 9/30/46 (c)(d)	1,988,934

January 31, 2017 | Annual Report 33

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2017 (continued)

Principal Amount (000s)		Value
	Media (continued)
$1,950	Liberty Media Corp., 2.25%, 9/30/46 (c)(d)	$2,093,813
1,665	Live Nation Entertainment, Inc., 2.50%, 5/15/19	1,811,728
		7,067,600
	Metals & Mining – 0.6%
1,500	Royal Gold, Inc., 2.875%, 6/15/19	1,642,500
1,500	RTI International Metals, Inc., 1.625%, 10/15/19	1,644,375
		3,286,875
	Oil, Gas & Consumable Fuels – 1.5%
4,000	Cheniere Energy, Inc., 4.25%, 3/15/45	2,652,500
2,000	Chesapeake Energy Corp., 5.50%, 9/15/26 (c)(d)	2,141,250
525	Ensco Jersey Finance Ltd., 3.00%, 1/31/24 (c)(d)	574,875
2,000	Nabors Industries, Inc., 0.75%, 1/15/24 (c)(d)	2,027,500
1,500	SM Energy Co., 1.50%, 7/1/21	1,643,438
		9,039,563
	Pharmaceuticals – 0.4%
900	Jazz Investments I Ltd., 1.875%, 8/15/21	908,437
250	Medicines Co., 2.75%, 7/15/23 (c)(d)	252,344
1,115	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26	1,186,778
		2,347,559
	Semiconductors & Semiconductor Equipment – 5.4%
755	Advanced Micro Devices, Inc., 2.125%, 9/1/26	1,131,556
1,000	Cypress Semiconductor Corp., 4.50%, 1/15/22 (c)(d)	1,155,000
	Inphi Corp.,
2,615	0.75%, 9/1/21 (c)(d)	2,832,372
2,000	1.125%, 12/1/20	2,640,000
2,000	Integrated Device Technology, Inc., 0.875%, 11/15/22	2,135,000
2,610	Intel Corp., 3.25%, 8/1/39	4,650,707
3,070	Microchip Technology, Inc., 1.625%, 2/15/25	4,173,281
	Micron Technology, Inc.,
500	2.125%, 2/15/33	1,135,625
5,315	3.00%, 11/15/43	5,464,484
2,270	Rovi Corp., 0.50%, 3/1/20	2,244,463
	SunEdison, Inc., (c)(d)(f),
4,000	2.625%, 6/1/23	95,200
1,000	3.375%, 6/1/25	23,800
	SunPower Corp.,
3,000	0.875%, 6/1/21	2,148,750
2,135	4.00%, 1/15/23	1,561,219
1,000	Teradyne, Inc., 1.25%, 12/15/23 (c)(d)	1,133,750
		32,525,207
	Software – 0.8%
2,500	FireEye, Inc., 1.00%, 6/1/35	2,309,375
1,250	ServiceNow, Inc., zero coupon, 11/1/18	1,664,844
825	Workday, Inc., 0.75%, 7/15/18	952,359
		4,926,578

34 Annual Report | January 31, 2017

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2017 (continued)

Principal Amount (000s)		Value
	Specialty Retail – 0.5%
$3,495	RH, zero coupon, 6/15/19 (c)(d)	$2,964,197
	Technology Hardware, Storage & Peripherals – 0.3%
1,500	Electronics For Imaging, Inc., 0.75%, 9/1/19	1,574,063
	Textiles, Apparel & Luxury Goods – 0.4%
2,595	Iconix Brand Group, Inc., 1.50%, 3/15/18	2,452,275
	Tobacco – 0.3%
1,700	Vector Group Ltd., 1.75%, 4/15/20 (g)	1,958,187
Total Convertible Bonds & Notes (cost-$128,032,331)		128,371,668

Shares
Convertible Preferred Stock – 11.0%
	Banks – 2.0%
3,965	Bank of America Corp., Ser. L, 7.25% (h)	4,727,271
3,050	Huntington Bancshares, Inc., 8.50% (h)	4,209,000
2,195	Wells Fargo & Co., Ser. L, 7.50% (h)	2,636,305
		11,572,576
	Commercial Services & Supplies – 0.3%
29,890	Stericycle, Inc., 5.25%, 9/15/18	1,952,415
	Diversified Telecommunications Services – 0.5%
42,905	Frontier Communications Corp., Ser. A, 11.125%, 6/29/18	3,136,784
	Electric Utilities – 0.9%
105,000	Exelon Corp., 6.50%, 6/1/17	5,204,850
	Equity Real Estate Investment Trust – 1.8%
36,635	American Tower Corp., 5.50%, 2/15/18	3,693,907
98,900	FelCor Lodging Trust, Inc., Ser. A, 1.95% (h)	2,462,610
75,000	Welltower, Inc., 6.50% (h)	4,499,250
		10,655,767
	Financial Services – 0.5%
23,400	Mandatory Exchangeable Trust, 5.75%, 6/3/19 (c)(d)	2,891,421
	Food Products – 1.3%
48,800	Bunge Ltd., 4.875% (h)	4,873,900
11,900	Post Holdings, Inc., 2.50% (h)	1,892,844
13,800	Tyson Foods, Inc., 4.75%, 7/15/17	940,608
		7,707,352
	Health Care Providers & Services – 0.7%
85,670	Anthem, Inc., 5.25%, 5/1/18	4,149,855
	Multi-Utilities – 0.5%
58,650	AES Trust III, 6.75%, 10/15/29	2,991,150
	Oil, Gas & Consumable Fuels – 0.9%
25,000	ATP Oil & Gas Corp., 8.00% (c)(d)(f)(h)	2
46,870	Kinder Morgan, Inc., 9.75%, 10/26/18	2,312,097
39,900	Southwestern Energy Co., Ser. B, 6.25%, 1/15/18	882,987
35,410	WPX Energy, Inc., 6.25%, 7/31/18	2,204,273
		5,399,359

January 31, 2017 | Annual Report 35

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2017 (continued)

Shares		Value
	Pharmaceuticals – 1.0%
5,515	Allergan PLC, Ser. A, 5.50%, 3/1/18	$4,365,067
2,960	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	1,803,380
		6,168,447
	Wireless Telecommunication Services – 0.6%
36,255	T-Mobile US, Inc., 5.50%, 12/15/17	3,703,811
Total Convertible Preferred Stock (cost-$71,547,927)		65,533,787

Principal Amount (000s)
Corporate Bonds & Notes – 0.7%
	Oil, Gas & Consumable Fuels – 0.7%
	Cobalt International Energy, Inc., (c)(d),
$2,509	7.75%, 12/1/23	1,342,315
3,200	10.75%, 12/1/21	3,040,000
Total Corporate Bonds & Notes (cost-$6,390,721)		4,382,315
Short-Term Investment – 1.4%
	Time Deposit – 1.4%
8,326	Citibank-Puerto Rico, 0.29%, 2/1/17 (cost-$8,325,862)	8,325,862
Total Investments, before call options written (cost-$658,795,063) – 99.4%		593,318,740

Contracts
Call Options Written (b) – (0.0)%
	3M Co., (CBOE),
220	strike price $185, expires 2/17/17	(1,100)
	Alphabet, Inc., (CBOE),
85	strike price $910, expires 2/17/17	(1,913)
	Amazon.com, Inc., (ASE),
85	strike price $900, expires 2/17/17	(25,755)
	Apple, Inc., (ASE),
325	strike price $130, expires 2/17/17	(6,013)
	Bank of America Co., (ASE),
480	strike price $25, expires 3/17/17	(5,760)
	Baxter International, Inc., (ASE),
465	strike price $49.50, expires 2/17/17	(12,090)
	Boeing Co., (CBOE),
235	strike price $170, expires 2/17/17	(7,050)
	Comcast Corp., (CBOE),
610	strike price $77.50, expires 2/17/17	(18,605)
	Corning, Inc., (CBOE),
1,045	strike price $26.50, expires 2/17/17	(45,980)

36 Annual Report | January 31, 2017

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2017 (continued)

Contracts		Value
	Deere & Co., (CBOE),
290	strike price $115, expires 2/17/17	$(14,500)
	Facebook, Inc., (ASE),
515	strike price $140, expires 2/17/17	(39,140)
	Home Depot, Inc., (ASE),
355	strike price $143, expires 2/17/17	(7,987)
	Intel Corp., (CBOE),
825	strike price $38.50, expires 2/17/17	(4,950)
	MGM Resorts International, (CBOE),
200	strike price $31, expires 2/17/17	(2,700)
	Microsoft Corp., (CBOE),
990	strike price $69, expires 2/17/17	(2,970)
	Prudential Financial, Inc., (CBOE),
405	strike price $115, expires 2/17/17	(16,605)
	Starbucks Corp., (ASE),
770	strike price $62, expires 2/17/17	(770)
	Texas Instruments, Inc., (CBOE),
585	strike price $81, expires 2/17/17	(3,802)
	UnitedHealth Group, Inc., (CBOE),
265	strike price $170, expires 2/17/17	(6,095)
	Visa, Inc., (ASE),
470	strike price $87, expires 2/17/17	(9,870)
Total Call Options Written (premiums received-$278,983)		(233,655)
Total Investments, net of call options written (cost-$658,516,080) – 99.4%		593,085,085
Other assets less other liabilities – 0.6%		3,825,843
Net Assets – 100.0%		$596,910,928

Notes to Schedule of Investments:

(a)         All or partial amount segregated for the benefit of the counterparty as collateral for call options written.

(b)         Non-income producing

(c)          Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $38,757,328, representing 6.5% of net assets.

(d)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)          Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(f)           In default.

(g)          In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

(h)         Perpetual maturity. The date shown, if any, is the next call date.

(i)             Transactions in call options written for the year ended January 31, 2017:

	Contracts	Premiums
Options outstanding, January 31, 2016	7,750	$452,476
Options written	83,839	3,198,669
Options terminated in closing transactions	(17,750)	(697,237)
Options expired	(64,619)	(2,674,925)
Options outstanding, January 31, 2017	9,220	$278,983

January 31, 2017 | Annual Report 37

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2017 (continued)

(j)            Fair Value Measurements–See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/17
Investments in Securities – Assets
Common Stock	$386,705,108	$–	$–	$386,705,108
Convertible Bonds & Notes	–	128,371,668	–	128,371,668
Convertible Preferred Stock:
Financial Services	–	2,891,421	–	2,891,421
Food Products	940,608	6,766,744	–	7,707,352
Oil, Gas & Consumable Fuels	5,399,357	2	–	5,399,359
Pharmaceuticals	4,365,067	1,803,380	–	6,168,447
All Other	43,367,208	–	–	43,367,208
Corporate Bonds & Notes	–	4,382,315	–	4,382,315
Short-Term Investment	–	8,325,862	–	8,325,862
	440,777,348	152,541,392	–	593,318,740
Investments in Securities – Liabilities
Call Options Written, at value:
Market price	(233,655)	–	–	(233,655)
Totals	$440,543,693	$152,541,392	$–	$593,085,085

For the year ended January 31, 2017, the Fund had no transfers between levels.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2017, was as follows:

	Beginning Balance 1/31/16	Purchases	Sales		Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 1/31/17
Investments in Securities – Assets
Convertible Preferred Stock:
Electronic Equipment, Instruments & Components	$3,895,800	–	$(5,297,600	)†	–	–	$1,401,800	–	–	–
Health Care Providers & Services	9,097,103	–	(10,886,327	)†	–	–	1,789,224	–	–	–
Technology Hardware, Storage & Peripherals	5,086,196	–	(6,551,657	)†	–	–	1,465,461	–	–	–
Totals	$18,079,099	–	$(22,735,584)		–	–	$4,656,485	–	–	–

†  Conversion

38 Annual Report | January 31, 2017

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2017 (continued)

(k)         The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at January 31, 2017:

Location	Market Price
Liability derivatives:
Call options written, at value	$(233,655)

The effect of derivatives on the Fund’s Statements of Operations for the year ended January 31, 2017:

Location	Market Price
Net realized gain on:
Call options written	$296,705
Net change in unrealized appreciation/depreciation of:
Call options written	$(112,933)

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity during the year ended January 31, 2017 was 9,293 call options written contracts.

Glossary :

ADR	-	American Depositary Receipt
ASE	-	American Stock Exchange
CBOE	-	Chicago Board Options Exchange

See accompanying Notes to Financial Statements | January 31, 2017 | Annual Report 39

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

Shares		Value
Common Stock – 69.0%
	Aerospace & Defense – 3.1%
116,300	General Dynamics Corp. (a)	$21,059,604
200,000	United Technologies Corp. (a)	21,934,000
		42,993,604
	Automobiles – 1.1%
411,100	General Motors Co. (a)	15,050,371
	Banks – 11.3%
356,100	Citigroup, Inc. (a)	19,881,063
612,500	Fifth Third Bancorp (a)	15,986,250
468,100	JPMorgan Chase & Co. (a)	39,615,303
172,200	PNC Financial Services Group, Inc. (a)	20,743,212
391,900	US Bancorp (a)	20,633,535
722,600	Wells Fargo & Co. (a)	40,704,058
		157,563,421
	Biotechnology – 1.5%
335,000	AbbVie, Inc. (a)	20,471,850
	Capital Markets – 1.2%
150,000	Ameriprise Financial, Inc. (a)	16,840,500
	Chemicals – 3.5%
254,700	Celanese Corp., Class A (a)	21,496,680
950,000	Sasol Ltd., ADR (a)	28,367,000
		49,863,680
	Communications Equipment – 1.2%
546,900	Cisco Systems, Inc. (a)	16,800,768
	Consumer Finance – 1.5%
272,000	American Express Co. (a)	20,775,360
	Containers/Packaging – 1.4%
350,000	International Paper Co. (a)	19,810,000
	Diversified Telecommunications Services – 2.9%
508,200	AT&T, Inc. (a)	21,425,712
395,500	Verizon Communications, Inc. (a)	19,383,455
		40,809,167
	Electric Utilities – 2.7%
309,400	American Electric Power Co., Inc. (a)	19,820,164
255,700	Entergy Corp.	18,318,348
		38,138,512
	Electrical Equipment – 1.7%
337,900	Eaton Corp. PLC (a)	23,916,562
	Food & Staples Retailing – 1.2%
242,300	Wal-Mart Stores, Inc. (a)	16,171,102
	Health Care Providers & Services – 2.2%
85,000	Aetna, Inc. (a)	10,081,850
218,700	Quest Diagnostics, Inc. (a)	20,102,904
		30,184,754

40 Annual Report | January 31, 2017

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017 (continued)

Shares		Value
	Household Products – 1.1%
175,000	Procter & Gamble Co. (a)	$15,330,000
	Industrial Conglomerates – 1.5%
176,200	Honeywell International, Inc. (a)	20,847,984
	Insurance – 5.6%
355,000	Hartford Financial Services Group, Inc. (a)	17,292,050
418,400	MetLife, Inc. (a)	22,765,144
323,700	The Travelers Cos, Inc. (a)	38,125,386
		78,182,580
	IT Services – 1.4%
108,940	International Business Machines Corp. (a)	19,012,209
	Leisure Products – 1.5%
795,800	Mattel, Inc. (a)	20,857,918
	Media – 1.2%
264,601	CBS Corp., Class B (a)	17,064,118
	Multi-Utilities – 1.4%
449,600	Public Service Enterprise Group, Inc. (a)	19,894,800
	Oil, Gas & Consumable Fuels – 8.7%
325,800	Apache Corp. (a)	19,489,356
754,870	Chesapeake Energy Corp. (b)	4,868,912
171,000	Chevron Corp. (a)	19,040,850
220,000	Exxon Mobil Corp. (a)	18,455,800
737,900	Royal Dutch Shell PLC, Class A, ADR (a)	40,134,381
7,105	Southwestern Energy Co. (b)	64,016
380,000	Total SA, ADR (a)	19,212,800
		121,266,115
	Pharmaceuticals – 3.7%
154,900	Johnson & Johnson (a)	17,542,425
1,092,884	Pfizer, Inc. (a)	34,677,209
		52,219,634
	Road & Rail – 1.5%
269,900	Ryder System, Inc. (a)	20,944,240
	Semiconductors & Semiconductor Equipment – 1.1%
400,000	Intel Corp. (a)	14,728,000
	Software – 2.5%
487,700	CA, Inc. (a)	15,250,379
479,500	Oracle Corp. (a)	19,232,745
		34,483,124
	Technology Hardware, Storage & Peripherals – 1.3%
152,200	Apple, Inc. (a)	18,469,470
Total Common Stock (cost-$863,166,713)		962,689,843

 January 31, 2017 | Annual Report 41

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017 (continued)

Principal Amount (000s)		Value
Convertible Bonds & Notes – 18.0%
	Air Freight & Logistics – 0.3%
$4,400	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22	$4,581,500
	Automobiles – 0.5%
7,500	Tesla Motors, Inc., 0.25%, 3/1/19	7,270,313
	Biotechnology – 0.2%
725	BioMarin Pharmaceutical, Inc., 0.75%, 10/15/18	839,187
1,500	Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21	1,511,250
		2,350,437
	Capital Markets – 0.3%
6,615	Walter Investment Management Corp., 4.50%, 11/1/19	4,828,950
	Communications Equipment – 1.3%
2,500	Brocade Communications Systems, Inc., 1.375%, 1/1/20	2,518,750
	Ciena Corp.,
1,000	0.875%, 6/15/17	998,750
500	3.75%, 10/15/18 (c)(d)	675,312
	Finisar Corp.,
3,300	0.50%, 12/15/33	3,856,875
5,840	0.50%, 12/15/36 (c)(d)	5,894,750
2,610	Palo Alto Networks, Inc., zero coupon, 7/1/19	3,737,194
		17,681,631
	Consumer Finance – 0.8%
5,000	Encore Capital Group, Inc., 2.875%, 3/15/21	4,450,000
7,130	PRA Group, Inc., 3.00%, 8/1/20	6,822,519
		11,272,519
	Electrical Equipment – 0.3%
4,175	SolarCity Corp., 1.625%, 11/1/19	3,650,516
	Energy Equipment & Services – 0.1%
2,000	Hornbeck Offshore Services, Inc., 1.50%, 9/1/19	1,450,000
	Equity Real Estate Investment Trust – 0.3%
4,000	Two Harbors Investment Corp., 6.25%, 1/15/22	3,997,500
	Health Care Equipment & Supplies – 1.0%
3,750	Hologic, Inc., zero coupon, 12/15/43 (e)	4,603,125
1,500	Nevro Corp., 1.75%, 6/1/21	1,773,750
4,285	Wright Medical Group, Inc., 2.00%, 2/15/20	4,673,328
2,000	Wright Medical Group NV, 2.25%, 11/15/21 (c)(d)	2,666,250
		13,716,453
	Health Care Technology – 0.1%
1,750	Allscripts Healthcare Solutions, Inc., 1.25%, 7/1/20	1,713,906
	Household Durables – 0.6%
6,500	CalAtlantic Group, Inc., 0.25%, 6/1/19	6,077,500
2,000	KB Home, 1.375%, 2/1/19	1,970,000
		8,047,500

42 Annual Report | January 31, 2017

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017 (continued)

Principal Amount (000s)		Value
	Independent Power & Renewable Electricity Producers – 0.3%
	NRG Yield, Inc. (c)(d),
$4,300	3.25%, 6/1/20	$4,211,313
450	3.50%, 2/1/19	455,062
		4,666,375
	Insurance – 0.2%
2,530	AmTrust Financial Services, Inc., 2.75%, 12/15/44	2,167,894
	Internet & Direct Marketing Retail – 0.6%
	Priceline Group, Inc.,
2,000	0.35%, 6/15/20	2,673,750
5,000	0.90%, 9/15/21	5,406,250
		8,080,000
	Internet Software & Services – 2.0%
4,000	Akamai Technologies, Inc., zero coupon, 2/15/19	4,200,020
5,000	Gogo, Inc., 3.75%, 3/1/20	3,721,875
12,530	Twitter, Inc., 0.25%, 9/15/19	11,801,694
250	VeriSign, Inc., 4.485%, 8/15/37	586,250
5,000	Web.com Group, Inc., 1.00%, 8/15/18	4,818,750
2,285	WebMD Health Corp., 2.625%, 6/15/23 (c)(d)	2,165,037
1,325	Zillow Group, Inc., 2.00%, 12/1/21 (c)(d)	1,339,078
		28,632,704
	Iron/Steel – 0.1%
1,000	AK Steel Corp., 5.00%, 11/15/19	1,708,750
	Life Sciences Tools & Services – 0.2%
400	Fluidigm Corp., 2.75%, 2/1/34	264,250
2,500	Illumina, Inc., 0.50%, 6/15/21	2,584,375
		2,848,625
	Machinery – 0.7%
3,020	Meritor, Inc., 7.875%, 3/1/26	4,733,850
4,500	Navistar International Corp., 4.75%, 4/15/19	4,463,438
		9,197,288
	Media – 0.9%
6,975	DISH Network Corp., 3.375%, 8/15/26 (c)(d)	8,182,547
1,500	Liberty Media Corp., 1.375%, 10/15/23	1,629,375
2,000	Live Nation Entertainment, Inc., 2.50%, 5/15/19	2,176,250
		11,988,172
	Metals & Mining – 0.1%
1,500	Royal Gold, Inc., 2.875%, 6/15/19	1,642,500
345	RTI International Metals, Inc., 1.625%, 10/15/19	378,206
		2,020,706

 January 31, 2017 | Annual Report 43

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017 (continued)

Principal Amount (000s)		Value
	Oil, Gas & Consumable Fuels – 0.6%
$5,315	Cheniere Energy, Inc., 4.25%, 3/15/45	$3,524,509
3,000	Chesapeake Energy Corp., 5.50%, 9/15/26 (c)(d)	3,211,875
2,000	SM Energy Co., 1.50%, 7/1/21	2,191,250
		8,927,634
	Pharmaceuticals – 1.0%
3,425	Impax Laboratories, Inc., 2.00%, 6/15/22	2,776,391
3,600	Jazz Investments I Ltd., 1.875%, 8/15/21	3,633,750
2,500	Sucampo Pharmaceuticals, Inc., 3.25%, 12/15/21 (c)(d)	2,445,312
3,800	Teligent, Inc., 3.75%, 12/15/19	3,633,750
885	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26	941,972
		13,431,175
	Semiconductors & Semiconductor Equipment – 3.3%
1,315	Advanced Micro Devices, Inc., 2.125%, 9/1/26	1,970,856
2,000	Cypress Semiconductor Corp., 4.50%, 1/15/22 (c)(d)	2,310,000
	Inphi Corp.,
5,155	0.75%, 9/1/21 (c)(d)	5,583,510
2,400	1.125%, 12/1/20	3,168,000
2,500	Integrated Device Technology, Inc., 0.875%, 11/15/22	2,668,750
2,400	Lam Research Corp., 1.25%, 5/15/18	4,548,000
6,150	Microchip Technology, Inc., 1.625%, 2/15/25	8,360,156
	Micron Technology, Inc.,
850	2.125%, 2/15/33	1,930,563
7,200	3.00%, 11/15/43	7,402,500
100	NVIDIA Corp., 1.00%, 12/1/18	541,625
	SunEdison, Inc., (c)(d)(f),
2,915	2.625%, 6/1/23	69,377
3,820	3.375%, 6/1/25	90,916
	SunPower Corp.,
5,000	0.875%, 6/1/21	3,581,250
2,365	4.00%, 1/15/23	1,729,406
2,000	Veeco Instruments, Inc., 2.70%, 1/15/23	1,965,000
		45,919,909
	Software – 1.2%
1,000	BroadSoft, Inc., 1.00%, 9/1/22	1,231,875
	FireEye, Inc.,
1,000	1.00%, 6/1/35	923,750
4,500	1.625%, 6/1/35	4,030,313
1,450	Nuance Communications, Inc., 1.00%, 12/15/35	1,354,844
2,500	ServiceNow, Inc., zero coupon, 11/1/18	3,329,687
4,500	Verint Systems, Inc., 1.50%, 6/1/21	4,277,812
2,000	Workday, Inc., 0.75%, 7/15/18	2,308,750
		17,457,031
	Specialty Retail – 0.3%
5,950	RH, zero coupon, 7/15/20 (c)(d)	4,629,844

44 Annual Report | January 31, 2017

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017 (continued)

Principal Amount (000s)		Value
	Technology Hardware, Storage & Peripherals – 0.3%
$3,570	Electronics For Imaging, Inc., 0.75%, 9/1/19	$3,746,269
	Textiles, Apparel & Luxury Goods – 0.4%
5,720	Iconix Brand Group, Inc., 1.50%, 3/15/18	5,405,400
Total Convertible Bonds & Notes (cost-$261,046,465)		251,389,001

Shares
Convertible Preferred Stock — 9.0%
	Banks – 1.2%
7,465	Bank of America Corp., Ser. L, 7.25% (g)	8,900,146
3,525	Huntington Bancshares, Inc., 8.50% (g)	4,864,500
2,580	Wells Fargo & Co., Ser. L, 7.50% (g)	3,098,709
		16,863,355
	Chemicals – 0.7%
99,000	Rayonier Advanced Materials, Inc., 8.00%, 8/15/19	10,116,810
	Commercial Services & Supplies – 0.2%
30,390	Stericycle, Inc., 5.25%, 9/15/18	1,985,075
	Diversified Telecommunications Services – 0.6%
110,050	Frontier Communications Corp., Ser. A, 11.125%, 6/29/18	8,045,756
	Electric Utilities – 0.4%
100,000	NextEra Energy, Inc., 6.123%, 9/1/19	5,007,000
	Equity Real Estate Investment Trust – 0.3%
10,000	American Tower Corp., 5.50%, 2/15/18	1,008,300
55,725	Welltower, Inc., 6.50% (g)	3,342,943
		4,351,243
	Financial Services – 0.5%
60,000	Mandatory Exchangeable Trust, 5.75%, 6/3/19 (c)(d)	7,413,900
	Food Products – 0.7%
78,830	Bunge Ltd., 4.875% (g)	7,873,146
15,500	Post Holdings, Inc., 2.50% (g)	2,465,469
		10,338,615
	Health Care Providers & Services – 0.4%
125,775	Anthem, Inc., 5.25%, 5/1/18	6,092,541
	Independent Power & Renewable Electricity Producers – 0.2%
57,635	Dynegy, Inc., 5.375%, 11/1/17	1,983,220
	Multi-Utilities – 1.2%
204,100	AES Trust III, 6.75%, 10/15/29	10,409,100
121,500	Dominion Resources, Inc., 6.375%, 7/1/17	6,151,545
		16,560,645

January 31, 2017 | Annual Report 45

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017 (continued)

Shares		Value
	Oil, Gas & Consumable Fuels – 1.6%
45,100	ATP Oil & Gas Corp., 8.00% (c)(d)(f)(g)	$5
16,265	Energy XXI Ltd., 5.625% (b)(g)	8,295
56,750	Kinder Morgan, Inc., 9.75%, 10/26/18	2,799,477
224,530	Sanchez Energy Corp., 6.50% (g)	9,933,207
89,005	Southwestern Energy Co., Ser. B, 6.25%, 1/15/18	1,969,681
116,625	WPX Energy, Inc., 6.25%, 7/31/18	7,259,906
		21,970,571
	Pharmaceuticals – 0.5%
3,920	Allergan PLC, Ser. A, 5.50%, 3/1/18	3,102,641
6,225	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	3,792,581
		6,895,222
	Wireless Telecommunication Services – 0.5%
70,565	T-Mobile US, Inc., 5.50%, 12/15/17	7,208,920
Total Convertible Preferred Stock (cost-$138,013,588)		124,832,873

Principal Amount (000s)
Corporate Bonds & Notes (c)(d) – 0.5%
	Oil, Gas & Consumable Fuels – 0.5%
	Cobalt International Energy, Inc.,
$4,647	7.75%, 12/1/23	2,486,145
5,350	10.75%, 12/1/21	5,082,500
Total Corporate Bonds & Notes (cost-$11,233,799)		7,568,645

Units
Warrant (b)(h)(i) – 0.0%
	Commercial Services – 0.0%
97,838	Cenveo, Corp., strike price $12.00, expires 6/10/24 (cost-$0)	28,118

Principal Amount (000s)
Short-Term Investments – 3.2%
	Time Deposits – 3.2%
$10,655	Citibank-London, 0.29%, 2/1/17	10,655,020
33,580	JPMorgan Chase & Co.-New York, 0.29%, 2/1/17	33,579,933
Total Short Term Investments (cost-$44,234,953)		44,234,953
Total Investments, before call options written (cost-$1,317,695,518) – 99.7%		1,390,743,433

46 Annual Report | January 31, 2017

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017 (continued)

Contracts		Value
Call Options Written (b) – (0.3)%
	Consumer Discretionary Select Sector SPDR Index,
1,200	strike price $84, expires 2/3/17, (CBOE)	$(118,800)
1,500	strike price $84.50, expires 2/10/17, (CBOE)	(129,750)
1,500	strike price $85, expires 2/10/17, (CBOE)	(88,500)
3,500	strike price $85, expires 2/17/17, (CBOE)	(273,000)
3,000	strike price $86, expires 2/24/17, (ASE)	(145,500)
	NASDAQ 100 Index, (CBOE),
30	strike price $5050, expires 2/3/17	(236,400)
25	strike price $5100, expires 2/10/17	(124,750)
20	strike price $5100, expires 2/17/17	(120,600)
25	strike price $5125, expires 2/24/17	(138,250)
25	strike price $5225, expires 3/3/17	(55,375)
	Philadelphia Oil Services Sector Flex Index, (CBOE),
800	strike price $200, expires 2/17/17	(7,270)
900	strike price $201, expires 2/24/17	(17,995)
700	strike price $205, expires 2/3/17	—
	Philadelphia Stock Exchange KBW Bank Flex Index, (CBOE),
4,000	strike price $94, expires 2/24/17	(385,304)
4,500	strike price $96, expires 2/10/17	(44,974)
3,700	strike price $96.50, expires 2/3/17	(284)
3,500	strike price $96.50, expires 3/3/17	(188,223)
	Standard & Poor’s 500 Index, (CBOE),
100	strike price $2275, expires 2/24/17	(224,000)
100	strike price $2280, expires 2/3/17	(70,500)
200	strike price $2280, expires 2/17/17	(326,000)
100	strike price $2280, expires 2/24/17	(194,500)
100	strike price $2280, expires 3/3/17	(229,500)
100	strike price $2285, expires 2/3/17	(46,000)
100	strike price $2285, expires 2/10/17	(97,500)
100	strike price $2285, expires 2/17/17	(136,500)
100	strike price $2285, expires 2/24/17	(166,000)
150	strike price $2290, expires 2/3/17	(41,250)
250	strike price $2290, expires 2/10/17	(188,750)
100	strike price $2290, expires 2/24/17	(142,000)
75	strike price $2300, expires 3/3/17	(97,875)
100	strike price $2305, expires 3/3/17	(110,500)
100	strike price $2305, expires 3/10/17	(143,000)
Total Call Options Written (premiums received-$5,895,707)		(4,288,850)
Total Investments, net of call options written (cost-$1,311,799,811) – 99.4%		1,386,454,583
Other assets less other liabilities – 0.6%		8,661,193
Net Assets – 100.0%		$1,395,115,776

January 31, 2017 | Annual Report 47

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017 (continued)

Notes to Schedule of Investements:

(a)           All or partial amount segregated for the benefit of the counterparty as collateral for call options written.

(b)           Non-income producing.

(c)            Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $58,912,733, representing 4.2% of net assets.

(d)           144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)            Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(f)             In default.

(g)            Perpetual maturity. The date shown, if any, is the next call date.

(h)           Illiquid.

(i)               Fair-Valued–Security with a value of $28,118 representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(j)              Transactions in call options written for the year ended January 31, 2017:

	Contracts	Premiums
Options outstanding, January 31, 2016	36,590	$7,877,431
Options written	308,980	62,160,829
Options terminated in closing transactions	(128,074)	(32,010,669)
Options expired	(172,840)	(31,192,766)
Options exercised	(13,956)	(939,118)
Options outstanding, January 31, 2017	30,700	$5,895,707

(k)         Fair Value Measurements–See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/17
Investments in Securities – Assets
Common Stock	$962,689,843	$–	$–	$962,689,843
Convertible Bonds & Notes	–	251,389,001	–	251,389,001
Convertible Preferred Stock:
Financial Services	–	7,413,900	–	7,413,900
Food Products	–	10,338,615	–	10,338,615
Oil, Gas & Consumable Fuels	12,029,064	9,941,507	–	21,970,571
Pharmaceuticals	3,102,641	3,792,581	–	6,895,222
All Other	78,214,565	–	–	78,214,565
Corporate Bonds & Notes	–	7,568,645	–	7,568,645
Warrant	–	–	28,118	28,118
Short-Term Investments	–	44,234,953	–	44,234,953
	1,056,036,113	334,679,202	28,118	1,390,743,433
Investments in Securities – Liabilities
Call Options Written, at value:
Market price	(3,644,800)	(644,050)	–	(4,288,850)
Totals	$1,052,391,313	$334,035,152	$28,118	$1,386,454,583

For the year ended January 31, 2017, the Fund had no transfers between levels.

48 Annual Report | January 31, 2017

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2017, was as follows:

	Beginning Balance 1/31/16	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 1/31/17
Investments in Securities – Assets
Warrant	$–	$–*	$–	$–	$–	$28,118	$–	$–	$28,118

*                 Issued via corporate action. Less than $1

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2017:

	Ending Balance at 1/31/17	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Warrant	$28,118	Fundamental Analytical Data Relating to the Investment	Price of Warrant	$0.287388

The net change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2017, was $28,118. Net change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

(l)             The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at January 31, 2017:

Location	Market Price
Liability derivatives:
Call options written, at value	$(4,288,850)

The effect of derivatives on the Fund’s Statements of Operations for the year ended January 31, 2017:

Location	Market Price
Net realized loss on:
Call options written	$(37,826,171)
Net change in unrealized appreciation/depreciation of:
Call options written	$3,674,681

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity during year ended January 31, 2017 was 37,512 call options written contracts.

Glossary:

ADR	-	American Depositary Receipt
ASE	-	American Stock Exchange
CBOE	-	Chicago Board Options Exchange
SPDR	-	Standard & Poor’s Depository Receipt

See accompanying Notes to Financial Statements | January 31, 2017 | Annual Report 49

Statements of Assets & Liabilities

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Assets:
Investments, at value (cost-$353,866,313, $658,795,063 and $1,317,695,518, respectively)	$325,990,178	$593,318,740	$1,390,743,433
Receivable for investments sold	4,801,852	3,144,314	6,765,502
Interest and dividends receivable	2,145,968	1,336,187	3,180,552
Prepaid expenses and other assets	13,896	7,744	15,007
Investments in Affiliated Funds-Trustees Deferred Compensation Plan (see Note 4)	9,260	24,868	60,109
Total Assets	332,961,154	597,831,853	1,400,764,603

Liabilities:
Loan payable (see Note 7 and Note 8)	75,000,000	–	–
Payable for investments purchased	2,966,706	–	–
Dividends payable to common shareholders	1,715,920	–	–
Loan interest payable	822,294	–	–
Investment management fees payable	276,312	504,913	1,063,895
Interest payable on dividends to mandatory redeemable preferred shareholders	110,280	–	–
Accrued expenses	150,473	157,489	235,973
Call options written, at value (premiums received-$79,800, $278,983 and $5,895,707, respectively)	60,861	233,655	4,288,850
Trustees Deferred Compensation Plan payable (see Note 4)	9,260	24,868	60,109
Mandatory redeemable preferred shares (see Note 7)	30,000,000	–	–
Total Liabilities	111,112,106	920,925	5,648,827
Net Assets Applicable to Common Shareholders	$221,849,048	$596,910,928	$1,395,115,776

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$103	$277	$948
Paid-in-capital in excess of par	250,781,385	671,525,781	1,564,468,707
Dividends in excess of net investment income	(2,885,000)	(2,423,770)	(5,527,499)
Accumulated net realized gain (loss)	1,809,756	(6,755,192)	(238,481,152)
Net unrealized appreciation (depreciation)	(27,857,196)	(65,436,168)	74,654,772
Net Assets Applicable to Common Shareholders	$221,849,048	$596,910,928	$1,395,115,776
Common Shares Issued and Outstanding	10,274,970	27,708,965	94,801,581
Net Asset Value Per Common Share	$21.59	$21.54	$14.72

50 Annual Report | January 31, 2017 | See accompanying Notes to Financial Statements

Statements of Operations

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Year ended January 31, 2017

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Investment Income:
Interest	$7,720,389	$3,448,511	$6,800,700
Dividends (net of foreign withholding taxes of $26,257, $33,563 and $691,376, respectively)	3,629,015	14,034,521	39,674,941
Total Investment Income	11,349,404	17,483,032	46,475,641

Expenses:
Investment management	3,159,910	5,796,399	12,194,025
Loan interest	2,410,658	–	–
Interest on dividends to mandatory redeemable preferred shareholders	1,307,396	–	–
Custodian and accounting agent	116,296	117,480	266,437
Legal	90,452	49,762	98,342
Audit and tax services	87,368	86,286	108,431
Shareholder communications	51,340	72,468	168,302
Transfer agent	28,978	24,888	24,888
New York Stock Exchange listing	23,750	26,982	92,313
Trustees’	14,706	33,486	73,454
Excise tax	12,169	–	–
Insurance	10,054	15,489	30,971
Dividends on short sales	–	8,535	532,807
Miscellaneous	33,291	17,806	89,591
Total Expenses	7,346,368	6,249,581	13,679,561

Net Investment Income	4,003,036	11,233,451	32,796,080

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	17,171,549	15,917,115	6,171,823
Call options written	243	296,705	(37,826,171)
Foreign currency transactions	–	(1,663)	–
Net change in unrealized appreciation/depreciation of:
Investments	26,243,508	60,316,496	215,742,515
Call options written	(8,361)	(112,933)	3,674,681
Foreign currency transactions	–	1,840	–
Net realized and change in unrealized gain	43,406,939	76,417,560	187,762,848

Net Increase in Net Assets Resulting from Investment Operations	$47,409,975	$87,651,011	$220,558,928

See accompanying Notes to Financial Statements | January 31, 2017 | Annual Report 51

Statement of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Diversified Income & Convertible Fund

	Year ended January 31, 2017	Period from May 27, 2015* through January 31, 2016
Investment Operations:
Net investment income	$4,003,036	$2,045,765
Net realized gain	17,171,792	8,921,255
Net change in unrealized appreciation/depreciation	26,235,147	(54,092,343)
Net increase (decrease) in net assets resulting from investment operations	47,409,975	(43,125,323)

Dividends and Distributions to Common Shareholders from:
Net investment income	(5,346,002)	(6,840,347)
Net realized gains	(15,349,833)	(6,128,074)
Total dividends and distributions to common shareholders	(20,695,835)	(12,968,421)

Common Share Transactions:
Net proceeds from the sale of common stock	–	269,548,750
Cost of shares repurchased	(6,509,184)	(11,346,426)
Offering costs charged to paid-in capital in excess of par (See Note 1)	–	(564,500)
Net increase (decrease) from common share transactions	(6,509,184)	257,637,824
Total increase in net assets	20,204,956	201,544,080

Net Assets:
Beginning of period	201,644,092	100,012
End of period**	$221,849,048	$201,644,092
** Including dividends in excess of net investment income of:	$(2,885,000)	$(2,409,473)

Shares Activity:
Shares outstanding, beginning of period	10,661,039	4,189
Shares issued	–	11,290,000
Shares repurchased	(386,069)	(633,150)
Shares outstanding, end of period	10,274,970	10,661,039

* Commencement of operations.

52 Annual Report | January 31, 2017 | See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Equity & Convertible Income:

	Year ended January 31, 2017	Year ended January 31, 2016
Investment Operations:
Net investment income	$11,233,451	$13,055,078
Net realized gain	16,212,157	26,229,402
Net change in unrealized appreciation/depreciation	60,205,403	(58,922,770)
Net increase (decrease) in net assets resulting from investment operations	87,651,011	(19,638,290)

Dividends and Distributions to Shareholders from:
Net investment income	(14,987,688)	(11,312,659)
Net realized gains	(27,129,938)	(30,804,968)
Total dividends and distributions to shareholders	(42,117,626)	(42,117,627)
Total increase (decrease) in net assets	45,533,385	(61,755,917)

Net Assets:
Beginning of year	551,377,543	613,133,460
End of year*	$596,910,928	$551,377,543
* Including undistributed (dividends in excess of) net investment income of:	$(2,423,770)	$505,663

Dividend, Interest & Premium Strategy:

	Year ended January 31, 2017	Year ended January 31, 2016
Investment Operations:
Net investment income	$32,796,080	$36,371,162
Net realized loss	(31,654,348)	(1,509,091)
Net change in unrealized appreciation/depreciation	219,417,196	(196,838,824)
Net increase (decrease) in net assets resulting from investment operations	220,558,928	(161,976,753)

Dividends and Distributions to Shareholders from:
Net investment income	(34,626,028)	(37,129,377)
Return of capital	(79,135,870)	(119,293,232)
Total dividends and distributions to shareholders	(113,761,898)	(156,422,609)
Total increase (decrease) in net assets	106,797,030	(318,399,362)

Net Assets:
Beginning of year	1,288,318,746	1,606,718,108
End of year*	$1,395,115,776	$1,288,318,746
* Including dividends in excess of net investment income of:	$(5,527,499)	$(4,587,973)

See accompanying Notes to Financial Statements | January 31, 2017 | Annual Report 53

Statement of Cash Flows*

AllianzGI Diversified Income & Convertible Fund

For the Year ended January 31, 2017

Increase in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$47,409,975

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(604,000,555)
Proceeds from sales of long-term investments	631,613,597
(Purchases) sales of short-term investments, net	(3,104,241)
Net change in unrealized appreciation/depreciation	(26,235,147)
Net amortization/accretion on investments	(17,829)
Net realized gain	(17,171,792)
Proceeds from sale of written options	734,206
Payments to cover written options	(756,973)
Increase in payable for investments purchased	1,574,904
Increase in investments in Affiliated Funds – Trustees Deferred Compensation Plan	(5,951)
Increase in Trustees Deferred Compensation Plan payable	5,951
Increase in receivable for investments sold	(2,611,965)
Decrease in interest and dividends receivable	43,008
Decrease in prepaid expenses and other assets	11,951
Decrease in accrued expenses	(27,680)
Increase in investment management fees payable	10,833
Increase in loan interest payable	171,100
Net cash provided by operating activities	27,643,392

Cash Flows provided by Financing Activities:
Shares repurchased	(6,874,642)
Cash dividends paid	(20,768,750)
Net cash provided by financing activities	(27,643,392)
Net increase in cash	–

Cash:
Beginning of year	–
End of year	$–

Noncash Investing and Financing Activities:
Noncash investing transactions – Conversions of convertible preferred stock	$69,399,457
Cash Paid for Interest	$2,239,558
Cash Paid for Interest on Dividends to Mandatory Redeemable Preferred Shares	$1,302,000

* A Statement of Cash Flows is not required for Equity & Convertible Income and Dividend, Interest & Premium Strategy.

54 Annual Report | January 31, 2017 | See accompanying Notes to Financial Statements

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

1. Organization and Significant Accounting Policies

AllianzGI Diversified Income & Convertible Fund (“Diversified Income & Convertible”), AllianzGI Equity & Convertible Income Fund (“Equity & Convertible Income”) and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“Dividend, Interest & Premium Strategy”) (each, a “Fund” and, collectively, the “Funds”) were organized as Massachusetts business trusts on March 10, 2015, December 12, 2006 and August 20, 2003, respectively. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. Prior to commencing operations on May 27, 2015, February 27, 2007, and February 28, 2005, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder and the sale and issuance of 4,189 shares at an aggregate price of $100,012 for Diversified Income & Convertible to Allianz Asset Management of America L.P. (“AAM”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”), serves as the Funds’ investment manager. During a portion of the reporting period, Allianz Global Investors Fund Management LLC (“AGIFM”), AllianzGI U.S. and NFJ Investment Group LLC (“NFJ” or the “Sub-Adviser”) served as the Funds’ investment manager and sub-advisers, respectively. On October 1, 2016, AGIFM merged with and into AllianzGI U.S. (the “Merger”). Following the Merger, AllianzGI U.S. assumed the services and responsibilities previously provided by AGIFM as investment manager of the Funds. Diversified Income & Convertible and Equity & Convertible Income ceased to have a sub-adviser. NFJ, an affiliate of the Investment Manager, continues to serve as a Sub-Adviser to Dividend, Interest & Premium Strategy. AllianzGI U.S. and NFJ are, and AGIFM was, prior to the Merger, indirect, wholly-owned subsidiaries of AAM. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly-traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Diversified Income & Convertible’s investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss. Under normal market conditions, the Fund will seek to achieve its investment objective by investing in a combination of convertible securities, debt and other income-producing instruments and common stocks and other equity securities. The Fund expects to employ a strategy of writing (selling) covered call options on the stocks held in the equity portion of the portfolio.

Equity & Convertible Income’s investment objective is to seek total return comprised of capital appreciation, current income and gains.

January 31, 2017 | Annual Report 55

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

1. Organization and Significant Accounting Policies (continued)

Under normal market conditions the Fund pursues its objective by investing in a diversified portfolio of equity securities and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on the equity securities held by the Fund as well as on equity indexes.

Dividend, Interest & Premium Strategy’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. Under normal market conditions the Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums.

Diversified Income & Convertible issued 11,200,000 shares of common stock in its initial public offering. An additional 90,000 shares were issued in connection with the exercise of the underwriters’ over-allotment option. These shares were all issued at $25.00 per share. A sales load of $1.125 per share was deducted from gross offering proceeds. Offering costs of $564,500 (representing $0.05 per share) were also deducted from gross proceeds of the offering and have been charged to paid-in capital in excess of par. The Investment Manager paid all offering costs associated with the initial public offering (other than the sales load) exceeding $0.05 per share, which came to approximately $890,000. In addition, the underwriters commission and offering costs have been charged to paid-in-capital in excess of par.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the

56 Annual Report | January 31, 2017

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

1. Organization and Significant Accounting Policies (continued)

anticipated impact of these regulatory developments.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Boards of Trustees of each Fund (together, the “Board”) have adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and have delegated primary responsibility for applying the valuation methods to the Investment Manager. The Funds’ Valuation Committee of the Board of each Fund was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. The Investment Manager monitors the continued appropriateness of methods applied and identifies, in consultation with the Sub-Adviser, where applicable, circumstances and events that may require fair valuation. The Investment Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager (in consultation with the Sub-Adviser, where applicable) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net

January 31, 2017 | Annual Report 57

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

1. Organization and Significant Accounting Policies (continued)

asset value (“NAV”) is normally determined at the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■                 Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

■                 Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

■                 Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s, Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended January 31, 2017 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock and Warrants) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are

58 Annual Report | January 31, 2017

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

1. Organization and Significant Accounting Policies (continued)

observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income adjusted for the accretion of discount and amortization of

January 31, 2017 | Annual Report 59

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

1. Organization and Significant Accounting Policies (continued)

premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends. Payments received on synthetic convertible securities are generally included in dividends. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Consent fees relating to corporate actions and facility fees and other fees received after settlement date relating to senior loans and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Expenses are recorded on an accrual basis.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of January 31, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

Diversified Income & Convertible declares dividends and distributions on a monthly basis. Equity & Convertible Income and Dividend, Interest & Premium Strategy declare dividends and distributions on a quarterly basis. These dividends and distributions may be comprised in varying proportions of net investment

60 Annual Report | January 31, 2017

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

1. Organization and Significant Accounting Policies (continued)

income, gains from option premiums and the sale of portfolio securities and return of capital. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(g) Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts will never be utilized by the borrower.

The Funds may purchase the securities of distressed companies (including assignments

January 31, 2017 | Annual Report 61

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

1. Organization and Significant Accounting Policies (continued)

or direct investments), including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in possession financing.

(h) Payment In-Kind Securities

The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(i) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities

62 Annual Report | January 31, 2017

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

1. Organization and Significant Accounting Policies (continued)

at the same coupon rate. A decline in interest rates would permit the Funds to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(j) Statement of Cash Flows

U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the fund had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Diversified Income & Convertible’s indebtedness has been determined to be at a level requiring a statement of cash flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(k) Loan Interest Expense

Loan Interest expense relates to the Diversified Income & Convertible’s participation in debt financing transactions (See Note 7 and Note 8). Interest expense is recorded as it is incurred.

(l) Short Sales

Short sale transactions involve the Funds selling securities they do not own in anticipation of a decline in the market price of the securities. The Funds are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. There were no open short sales at January 31, 2017.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income

January 31, 2017 | Annual Report 63

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

2. Principal Risks (continued)

security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may decline due to fluctuations in interest rates.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, adverse changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager or Sub-Adviser, where applicable, seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the

64 Annual Report | January 31, 2017

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

2. Principal Risks (continued)

Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses. As discussed further in Note 7 and Note 8, Diversified Income & Convertible has mandatory redeemable preferred shares and senior secured notes outstanding and entered into margin loan financing.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities may also be illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Diversified Income & Convertible will terminate on the first business day following the fifteenth anniversary of the effective date of its registration statement, May 22, 2030, unless such term is extended by the Trustees and absent Trustee and shareholder approval to amend the limited term. Leading up to the Fund’s dissolution date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy. As a result, during the wind-down period, the Fund’s distributions may decrease, and such distributions may include a return of capital. The Fund does not seek to return $25.00 per common share (its initial offering price) upon termination. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.

There can be no assurance that repurchases of common shares by Diversified Income & Convertible pursuant to its Repurchase Plan (as defined in Note 9) caused the common shares to trade at a price equal to or in excess of NAV or prevented or reduced any decline in the market price of the common shares. Any acquisition of common shares by the Fund decreased the managed assets of the Fund and therefore tended to have the effect of increasing the Fund’s gross expense ratio and decreasing the asset coverage with respect to any leverage outstanding. Because of the nature of the Fund’s investment objective, policies and portfolio, the Investment Manager does not believe that repurchases of common

January 31, 2017 | Annual Report 65

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

2. Principal Risks (continued)

shares interfered with the ability of the Fund to manage its investments in order to seek its investment objective, and does not believe any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases, although no assurance can be given that this was the case. The Fund’s repurchase of shares under the Repurchase Plan was subject to certain conditions under Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable laws, including Regulation M, which may have prohibited such repurchases under certain circumstances.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges,” and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as call options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will

66 Annual Report | January 31, 2017

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

3. Financial Derivative Instruments (continued)

depend on the Investment Manager or Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

4. Investment Manager/Sub-Advisers & Deferred Compensation

Investment Manager/Sub-Advisers. Each Fund has an Investment Management Agreement (for the purposes of this section, each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to their Agreements, Diversified Income & Convertible and Equity & Convertible Income pay the Investment Manager an annual fee, payable monthly, at an annual rate of 1.00% of their average daily total managed assets. Pursuant to its Agreement, Dividend, Interest & Premium Strategy pays the Investment Manager an annual fee, payable monthly, at an annual rate of 0.90% of its average daily total managed assets. Diversified Income & Convertible’s Agreement defines total managed assets as the total assets of the Fund (including assets attributable to any Preferred Shares, borrowings, issued debt securities or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). The Agreements of each of Equity & Convertible Income and Dividend, Interest & Premium Strategy define total managed assets as the total assets of each Fund (including assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

Prior to the Merger, AGIFM retained AllianzGI U.S. as sub-adviser to each Fund, and also retained NFJ as sub-adviser to Dividend, Interest & Premium Strategy, with respect to its equity sleeve only. From and after the Merger, AllianzGI U.S. has served as Investment Manager to each Fund, and has continued to retain NFJ as sub-adviser for the equity sleeve of Dividend, Interest & Premium Strategy.

During the period, the Funds’ primary adviser (initially AGIFM and then AllianzGI U.S.), and not the Funds, paid advisory fees to the Funds’ sub-advisers.

Effective October 1, 2016, AGIFM merged with and into AllianzGI U.S. by means of a statutory merger, with AllianzGI U.S. succeeding by operation of law to the advisory business of AGIFM under the Investment Management Agreement with each Fund. The sub-advisory relationships between AGIFM and AllianzGI U.S. and between AGIFM and NFJ terminated upon consummation of the Merger. The Merger did not result in any change to the substantive terms of the Agreements, which continued in effect following the Merger with AllianzGI U.S. as a counterparty instead of AGIFM. The Merger

January 31, 2017 | Annual Report 67

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

4. Investment Manager/Sub-Advisers & Deferred Compensation (continued)

also did not result in any change to the manner in which investment advisory services are provided under the Agreements, the personnel responsible for providing investment advisory services to the Funds pursuant to the Agreements or the personnel ultimately responsible for overseeing the provision of such services.

Deferred Compensation. Trustees do not currently receive any pension or retirement benefits from the Funds. The Funds have adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Funds, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Funds on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi- Strategy Trust or Allianz Funds, selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Funds remain in substantially the same financial position whether Trustee fees are paid when earned or deferred.

5. Investments in Securities

For the year ended January 31, 2017, purchases and sales of investments, other than short-term securities were:

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Purchases	$604,000,555	$510,015,811	$514,656,834
Sales	624,396,653	536,105,935	631,272,374

6. Income Tax Information

The tax character of dividends and distributions paid were:

	Year ended January 31, 2017			Year ended January 31, 2016
	Ordinary Income (1)	15% Long-Term Capital Gain	Return of Capital	Ordinary Income (1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain	Return of Capital
Diversified Income & Convertible	$20,672,856	$22,979	–	$12,968,421	–	–	–
Equity & Convertible Income	42,117,626	–	–	32,371,472	$9,713,546	$32,609	–
Dividend, Interest & Premium Strategy	34,626,028	–	$79,135,870	37,129,377	–	–	$119,293,232

(1)  Includes short-term capital gains, if any.

68 Annual Report | January 31, 2017

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

6. Income Tax Information (continued)

At January 31, 2017, the components of distributable earnings were as follows.

			Post-October Capital Loss (3)
	Ordinary Income	Capital Loss Carryforwards (2)	Short-Term	Long-Term
Diversified Income & Convertible	$2,623,342	–	–	$750,228
Equity & Convertible Income	12,012,461	$18,448,804	–	207,799
Dividend, Interest & Premium Strategy	–	215,025,409	$8,900,055	12,113,270

*            Subject to limitations under IRC Sections 381-384 due to the merger with AllianzGI Global Equity & Convertible Income Fund (NGZ).

(2)    Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(3)    Capital losses realized during the period November 1, 2016 through January 31, 2017 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result, preenactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At January 31, 2017, capital loss carryforward amounts were:

	Year of Expiration	No Expiration (4)
	2018	Short-Term	Long-Term
Equity & Convertible Income	–	–	$18,448,804
Dividend, Interest & Premium Strategy	$157,410,348	$11,969,549	45,645,512

(4)  Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

January 31, 2017 | Annual Report 69

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

6. Income Tax Information (continued)

For the year ended January 31, 2017, Equity & Convertible Income had a capital loss carryforward which was utilized:

	Post-Enactment Utilized
	Short-Term	Long-Term
Equity & Convertible Income	–	$1,718,715

For the year ended January 31, 2017, permanent “book tax” adjustments were:

	Undistributed (dividends in excess of) net investment income	Accumulated net realized gain (loss)	Paid-in Capital In Excess of Par
Diversified Income & Convertible (a)(d)(e)(f)(g)	$867,439	$(855,276)	$(12,163)
Equity & Convertible Income (a)(b)(d)(h)(i)	824,804	(480,801)	(344,003)
Dividend, Interest & Premium Strategy (a)(c)(d)	890,422	(890,422)	–

These permanent “book-tax” differences were primarily attributable to:

(a)  Reclassification of contingent debt

(b)  Reversal of non-deductible expenses

(c)  Reclassification of dividend expense

(d)  Section 305 sales adjustment

(e)  Reclassification of non-deductible expenses

(f)  Reclassification of consent fee income

(g)  Treatment of bond premium amortization

(h)  Reclassification of gains and losses from foreign currency transactions

(i)  Reversal of OID due to the merger with AllianzGI Global Equity & Convertible Income Fund (NGZ)

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At January 31, 2017, the aggregate cost basis and the net unrealized appreciation/depreciation of investments for federal income tax purposes were as follows:

	Federal Tax Cost Basis (5)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
Diversified Income & Convertible	$354,976,964	$3,861,579	$32,848,365	$(28,986,786)
Equity & Convertible Income	661,234,299	19,987,900	87,903,459	(67,915,559)
Dividend, Interest & Premium Strategy	1,324,187,182	163,867,718	97,311,467	66,556,251

(5)         Differences between book and tax cost basis are primarily attributable to the differing treatment of convertible securities, wash sale loss deferrals, Reclassifications in REITs and differing treatment of bond premium amortization.

70 Annual Report | January 31, 2017

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

7. Long-Term Financing Arrangements

On October 2, 2015, Diversified Income & Convertible completed a private placement with a single institutional investor, consisting of $30,000,000 in Series A Mandatory Redeemable Preferred Shares (“MRPS”) with a mandatory redemption date of October 2, 2025, and $50,000,000 in Senior Secured Notes (“Notes” and together with MRPS, “Long-Term Financing Arrangements”) due November 22, 2029. Fitch Ratings (“Fitch”) assigned a rating of “AA” to the MRPS and “AAA” to the Notes. The Long-Term Financing Arrangements refinanced a portion of the Diversified Income & Convertible’s short-term borrowings under the Margin Loan Financing described in Note 8. Diversified Income & Convertible continues to maintain a short-term credit facility at variable interest rates for a portion of its borrowings.

Mandatory Redeemable Preferred Shares

At January 31, 2017, Diversified Income & Convertible had 1,200,000 shares of MRPS outstanding with an aggregate liquidation preference of $30,000,000 ($25.00 per share). The following table summarizes the key terms of the MRPS at January 31, 2017:

Mandatory Redemption Date	Annual Dividend Rate	Aggregate Liquidation Preference	Estimated Fair Value
October 2, 2025	4.34%	$30,000,000	$30,000,000

Holders of MRPS are entitled to receive a quarterly dividend at an annual fixed dividend rate of 4.34%, subject to upward adjustment (by as much as 4.00%) during any period when the MRPS have a rating of below “A” from Fitch, or the equivalent from another rating agency (with the rate increasing at lower rating levels). The MRPS will have a “default” interest rate of 5.00% whenever a past due amount is outstanding with respect to the MRPS. Dividends are accrued daily and paid quarterly and are presented in Diversified Income & Convertible’s Statement of Assets & Liabilities as dividends payable to mandatory redeemable preferred shareholders. For the year ended January 31, 2017, Diversified Income & Convertible paid $1,302,000 in interest on dividends to mandatory redeemable preferred shareholders. The MRPS are senior, with priority in all respects, to Diversified Income & Convertible’s outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The MRPS rank pari passu with any and all other preferred shares of the Fund, and rank junior to the Fund’s indebtedness, including the Notes, the Margin Loan Financing and any other senior secured indebtedness. Diversified Income & Convertible may redeem all or any part of the MRPS at any time, subject to certain redemption premiums. Diversified Income & Convertible is subject to periodic asset coverage testing and must redeem some or all of the MRPS when its asset coverage declines below certain levels.

January 31, 2017 | Annual Report 71

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

7. Long-Term Financing Arrangements (continued)

Senior Secured Notes

At January 31, 2017, Diversified Income & Convertible had $50,000,000 in aggregate principal amount of Notes outstanding. The Notes rank pari passu with all other senior debt of Diversified Income & Convertible, including the Margin Loan Financing, and are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Margin Loan Financing. The Notes are senior, with priority in all respects, to the MRPS and the outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Notes accrue interest at an annual fixed rate of 3.94%. The Notes will be subject to a penalty interest rate of an additional 2.00% while overdue payments are outstanding, and an additional 1.00% during any interest rate period when the Notes, at any time, have a rating of less than “A-” from Fitch or the equivalent from another agency. The Notes are prepayable in whole or in part at any time, subject to a prepayment premium, which may be adjusted under some circumstances based on asset coverage levels. Interest expense of $1,982,406 is included in the Diversified Income & Convertible’s Statement of Operations.

The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value of the Notes outstanding at January 31, 2017:

Maturity Date	Interest Rate	Notional/Carrying Amount	Estimated Fair Value
November 22, 2029	3.94%	$50,000,000	$50,000,000

The agreements governing the MRPS and Notes impose certain additional customary covenants and restrictions on the Fund, including, among others, asset coverage requirements, restrictions on distributions and a requirement that the Fund adhere to its stated investment policies.

8. Margin Loan Financing

Diversified Income & Convertible has entered into a margin loan financing agreement with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). The margin loan is offered at a daily rate equal to the U.S. 3-month LIBOR rate plus 0.90%. At January 31, 2017, the Fund had a borrowing outstanding under the margin agreement totaling $25,000,000. The interest rate charged at January 31, 2017 was 1.935%. During the year ended January 31, 2017, the weighted average daily balance was $25,000,000 at the weighted average interest rate of 1.68%. With respect to the margin agreement, loan interest expense of $428,252 is included in the Statement of Operations.

The Fund is required to fully collateralize its outstanding loan balance as determined by BNP. Pledged assets are held in a segregated account and are denoted in the Schedule of Investments.

72 Annual Report | January 31, 2017

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

9. Common Share Repurchase Plan

The common share repurchase plan (the “Repurchase Plan”) of Diversified Income & Convertible (for purposes of this paragraph, the “Fund”) became effective on September 4, 2015. The Board of Trustees initially authorized the Repurchase Plan at the Fund’s organizational meeting on April 20, 2015. The Repurchase Plan was intended in part to provide additional liquidity in the marketplace for the Fund’s common shares. The Repurchase Plan remained in effect until 230 days after the commencement of the Repurchase Plan (i.e., April 21, 2016) (the “Repurchase Period”), during which the Fund repurchased its common shares in the open market on any trading day when the Fund’s common shares were trading at a discount of 2% or more from the common shares’ closing NAV on the prior trading day and only so long as shares of the SPDR Barclays Convertible Securities ETF had not, at any time during such trading day, traded down 2% or more from their closing market price on the prior trading day. Any repurchases were made through a single broker-dealer who was not an underwriter in this initial public offering of the Fund’s common shares acting as the Fund’s agent. On any day that shares were repurchased under the Repurchase Plan, the Fund, subject to certain conditions under Rule 10b-18 under the Exchange Act and other applicable laws, including Regulation M, repurchased its shares in an amount equal to the lesser of (i) $125,000 based on the aggregate purchase price of the common shares or (ii) the maximum number of common shares the Fund may purchase under Rule 10b-18, which, generally, is currently 25% of the average daily trading volume of the common shares over the trailing four week period. In addition to providing potential additional liquidity in the marketplace, any repurchases under the Repurchase Plan were made by the Fund at a discount to then current NAV of the common shares and therefore were accretive to the NAV of the remaining common shares following the repurchases, and the Repurchase Plan may have had the effect of preventing or reducing a significant decline in the market price of the common shares in comparison to their NAV. Effective April 22, 2016, the Common Share Repurchase Plan was discontinued.

For the year ended January 31, 2017, the Fund repurchased 386,069 shares of its common stock on the open market, which represented approximately 4% of shares outstanding as of January 31, 2017 at a total cost, inclusive of commissions ($0.03 per share), of $6,509,184 at a per-share weighted average discount to NAV of 12.37%.

10. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective February 1, 2017, services related to custody and fund accounting for the Funds’ transitioned from Brown Brothers Harriman & Co. to State Street Bank and Trust Company.

January 31, 2017 | Annual Report 73

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2017

10. Subsequent Events (continued)

On February 1, 2017, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible common shareholders, payable March 1, 2017 to common shareholders of record on February 13, 2017.

On March 1, 2017, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible common shareholders, payable April 3, 2017 to common shareholders of record on March 13, 2017.

On March 3, 2017, the following quarterly distributions were declared to shareholders, payable March 24, 2017 to shareholders of record on March 13, 2017:

Equity & Convertible Income	$0.38	per share
Dividend, Interest & Premium Strategy	$0.30	per share

There were no other subsequent events identified that require recognition or disclosure.

74 Annual Report | January 31, 2017

Financial Highlights

AllianzGI Diversified Income & Convertible Fund

For a common share outstanding throughout each period:

	Year ended January 31, 2017	For the period May 27, 2015* through January 31, 2016

Net asset value, beginning of period	$18.91	$23.88
Investment Operations:
Net investment income (1)	0.39	0.18
Net realized and change in unrealized gain (loss)	4.21	(4.09)
Total from investment operations	4.60	(3.91)
Dividends and Distributions to Common Shareholders from:
Net investment income	(0.51)	(0.62)
Net realized gains	(1.49)	(0.55)
Total dividends and distributions to common shareholders	(2.00)	(1.17)
Common Share Transactions:
Offering costs charged to paid-in-capital in excess of par	–	(0.05)
Accretion to net asset value resulting from share repurchases	0.08	0.16
Net asset value, end of period	$21.59	$18.91
Market price, end of period	$19.49	$16.40
Total Investment Return (2)	32.56%	(30.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$221,849	$201,644
Ratio of expenses to average net assets, including interest expense (4)(5)	3.48%	3.26%(3)
Ratio of expenses to average net assets, excluding interest expense (4)(5)	2.34%	2.56%(3)
Ratio of net investment income to average net assets (5)	1.90%	1.24%(3)
Mandatory redeemable preferred shares asset coverage per share	$209	$193
Portfolio turnover rate	196%	149%

*                 Commencement of operations.

(1)         Calculated on average common shares outstanding.

(2)         Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized.

(3)         Annualized.

(4)         Interest expense relates to participation in the debt financing (See Note 7 and Note 8).

(5)         Calculated on the basis of income and expenses applicable to both common and mandatory redeemable preferred shares relative to average net assets of common shareholders.

See accompanying Notes to Financial Statements | January 31, 2017 | Annual Report 75

Financial Highlights

AllianzGI Equity & Convertible Income Fund

For a share outstanding throughout each year:

	Year ended January 31,
	2017	2016	2015	2014		2013
Net asset value, beginning of year	$19.90	$22.13	$21.79	$20.10		$19.28
Investment Operations:
Net investment income	0.41	0.47	0.53	0.56		0.39
Net realized and change in unrealized gain (loss)	2.75	(1.18)	1.13	2.49		1.55
Total from investment operations	3.16	(0.71)	1.66	3.05		1.94
Dividends and Distributions to Shareholders from:
Net investment income	(0.54)	(0.41)	(0.63)	(0.92)		(0.28)
Net realized gains	(0.98)	(1.11)	(0.69)	(0.44)		(0.84)
Total dividends and distributions to shareholders	(1.52)	(1.52)	(1.32)	(1.36)		(1.12)
Net asset value, end of year	$21.54	$19.90	$22.13 (1)	$21.79		$20.10
Market price, end of year	$19.03	$16.97	$20.01	$18.73		$17.91
Total Investment Return (2)	21.69%	(8.01)%	14.07%	12.35%		10.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$596.911	$551,378	$613,133	$603,786		$448,384
Ratio of expenses to average net assets	1.08%	1.10%	1.13%	1.09	%(3)	1.09%
Ratio of net investment income to average net assets	1.94%	2.15%	2.34%	2.39	%(3)	2.06%
Portfolio turnover rate	90%	110%	63%	82%		122%

(1)         Payment from affiliates increased the net asset value by less than $0.01.

(2)         Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)         Inclusive of Reimbursement from Investment Manager of 0.02%.

76 Annual Report | January 31, 2017 | See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For a share outstanding throughout each year:

	Year ended January 31,
	2017	2016	2015	2014		2013
Net asset value, beginning of year	$13.59	$16.95	$18.19	$17.91		$18.06
Investment Operations:
Net investment income	0.35	0.38	0.41	0.49		0.53
Net realized and change in unrealized gain (loss)	1.98	(2.09)	0.15	1.59		1.12
Total from investment operations	2.33	(1.71)	0.56	2.08		1.65
Dividends and Distributions to Shareholders from:
Net investment income	(0.37)	(0.39)	(0.65)	(0.54)		(0.67)
Return of capital	(0.83)	(1.26)	(1.15)	(1.26)		(1.13)
Total dividends and distributions to shareholders	(1.20)	(1.65)	(1.80)	(1.80)		(1.80)
Net asset value, end of year	$14.72	$13.59	$16.95 (1)	$18.19		$17.91
Market price, end of year	$13.03	$11.50	$15.88	$17.86		$16.65
Total Investment Return (2)	24.60%	(18.68)%	(1.75)%	18.83%		6.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$1,395,116	$1,288,319	$1,606,718	$1,719,489		$1,692,659
Ratio of expenses to average net assets	1.01%	0.97%	0.96%	0.94	%(3)	0.97%
Ratio of net investment income to average net assets	2.42%	2.41%	2.20%	2.69	%(3)	2.97%
Portfolio turnover rate	39%	54%	47%	48%		46%

(1)         Payment from affiliates increased the net asset value by $0.02.

(2)         Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)         Inclusive of reimbursement from Investment Manager of 0.02%.

See accompanying Notes to Financial Statements | January 31, 2017 | Annual Report 77

Report of Independent Registered Public Accounting Firm

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

To the Board of Trustees and Shareholders of
AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

In our opinion, the (i) accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common shareholders, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the AllianzGI Diversified Income & Convertible Fund as of January 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets applicable to common shareholders for the year then ended and for the period from May 27, 2015 (commencement of operations) through January 31, 2016 and the financial highlights for the year then ended and for the period from May 27, 2015 (commencement of operations) through January 31, 2016, and (ii) accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AllianzGI Equity & Convertible Income Fund and the AllianzGI NFJ Dividend, Interest & Premium Strategy Fund as of January 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended (hereinafter referred to as the “Funds”), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of January 31, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
March 21, 2017

78 Annual Report | January 31, 2017

Tax Information (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each fund.

During the year ended January 31, 2017, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

15% Long-Term Capital Gain
Diversified Income & Convertible	$22,979

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended January 31, 2017, are designated as “qualified dividend income” (or the maximum amount allowable):

Diversified Income & Convertible	16.59%
Equity & Convertible Income	31.28%
Dividend, Interest & Premium Strategy	100.00%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended January 31, 2017, that qualify for the corporate deduction is set below (or the maximum amount allowable):

Diversified Income & Convertible	15.31%
Equity & Convertible Income	30.59%
Dividend, Interest & Premium Strategy	94.66%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2017. In January 2018, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2017. The amount that will be reported will be the amount to use on the shareholders’ 2017 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended January 31, 2017. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

January 31, 2017 | Annual Report 79

Annual Shareholder Meeting Results (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

The Funds held their meeting of shareholders on June 30, 2016. Shareholders voted as indicated below:

Diversified Income & Convertible:

	Affirmative	Withheld Authority
Election of Alan Rappaport – Class I to serve until the annual meeting for the 2019-2020 fiscal year*	1,200,000	–
Election of James A. Jacobson – Class II to serve until the annual meeting for the 2017-2018 fiscal year*	1,200,000	–
Election of Hans W. Kertess – Class I to serve until the annual meeting for the 2019-2020 fiscal year	10,201,229	169,318
Election of William B. Ogden, IV – Class I to serve until the annual meeting for the 2019-2020 fiscal year	10,197,245	173,302
Election of Davey S. Scoon – Class I to serve until the annual meeting for the 2019-2020 fiscal year	10,195,676	174,871
Election of A. Douglas Eu† – Class II to serve until the annual meeting for the 2017-2018 fiscal year	10,201,229	169,318
Election of Barbara R. Claussen† – Class III to serve until the annual meeting for the 2018-2019 fiscal year	10,193,924	176,623

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, F. Ford Drummond, and James S. MacLeod continued to serve as Trustees of the Fund.

*                 Messrs. Rappaport and Jacobson were elected by preferred shareholders voting as a separate class. All other trustees of Diversified Income & Convertible were elected by common and preferred shareholders voting together as a single class.

†                 Interested Trustee

Equity & Convertible Income:

	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis – Class III to serve until the annual meeting for the 2019-2020 fiscal year	22,215,044	3,111,250
Re-election of Bradford K. Gallagher – Class III to serve until the annual meeting for the 2019 -2020 fiscal year	22,215,662	3,110,632
Election of A. Douglas Eu† – Class II to serve until the annual meeting for the 2018-2019 fiscal year	22,233,909	3,092,385
Election of Barbara R. Claussen† – Class III to serve until the annual meeting for the 2019-2020 fiscal year	22,234,015	3,092,279

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Alan Rappaport, F. Ford Drummond, Hans W. Kertess, James A. Jacobson, William B. Ogden, IV, Davey S. Scoon and James S. MacLeod continued to serve as Trustees of the Fund.

†  Interested Trustee

80 Annual Report | January 31, 2017

Annual Shareholder Meeting Results (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Dividend, Interest & Premium Strategy:

	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis – Class II to serve until the annual meeting for the 2019-2020 fiscal year	79,173,625	5,356,336
Re-election of Bradford K. Gallagher – Class II to serve until the annual meeting for the 2019-2020 fiscal year	79,099,031	5,430,930
Re-election of James A. Jacobson – Class II to serve until the annual meeting for the 2019-2020 fiscal year	79,103,771	5,426,190
Election of A. Douglas Eu† – Class I to serve until the annual meeting for the 2018-2019 fiscal year	79,199,420	5,330,541
Election of Barbara R. Claussen† – Class II to serve until the annual meeting for the 2019-2020 fiscal year	79,227,119	5,302,842

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, William B. Ogden, IV, Davey S. Scoon, F. Ford Drummond, Alan Rappaport and James S. MacLeod continued to serve as Trustees of the Fund.

†  Interested Trustee

January 31, 2017 | Annual Report 81

Changes to the Board of Trustees/Proxy Voting Policies & Procedures (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Changes to the Board of Trustees

Effective April 15, 2016, Julian Sluyters resigned as a Trustee and as President amd Chief Executive Officer of each Fund.

Effective April 25, 2016, A. Douglas Eu became a Class I Trustee of Dividend, Interest & Premium Strategy and a Class II Trustee of Diversified Income & Convertible and Equity & Convertible Income.

Mr. Eu is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Effective April 25, 2016, Thomas J. Fuccillo, formerly the Vice President, Chief Legal Officer and Secretary to the Funds was appointed President and Chief Executive Officer to the Funds.

Effective April 25, 2016, Angela Borreggine, formerly an Assistant Secretary to the Funds, was appointed Chief Legal Officer and Secretary to the Funds.

Proxy Voting Policies & Procedures

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

82 Annual Report | January 31, 2017

Privacy Policy (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and

January 31, 2017 | Annual Report 83

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

• Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

• Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to

84 Annual Report | January 31, 2017

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

January 31, 2017 | Annual Report 85

Dividend Reinvestment Plan (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment / voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Funds, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Funds’ next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds’ next distribution and will apply to the Funds’ next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Funds (“newly issued shares”) or (ii) by purchasing common shares of the Funds on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Funds (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market

86 Annual Report | January 31, 2017

Dividend Reinvestment Plan (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds’ then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees. In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who participate in the Plan. If your common shares are held through a broker, bank or other nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be

January 31, 2017 | Annual Report 87

Dividend Reinvestment Plan (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the

Plan Agent, American Stock Transfer & Trust Company, LLC., P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

88 Annual Report | January 31, 2017

Board of Trustees (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name, Address*, Year of Birth and Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees (1)

Davey S. Scoon 1946 Chairman of the Board of Trustees	NIE & NFJ Since June 2015 ACV Since April 2015	Adjunct Professor, University of Wisconsin-Madison (since 2011). Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing) (2003-2005); and Chief Administrative and Financial Officer (formerly Vice President and Chief Financial Officer), Sun Life Financial U.S. (financial services) (2001-2003).	63

Director, Albireo Pharma, Inc. (since 2016) Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc. (since 2006); Director, Orthofix International N.V. (since 2011); and Director, Biodel Inc. (since 2013). Formerly, Director, CardioKine Inc (2005-2011); and Director, NitroMed, Inc. (2003-2009).

Deborah A. DeCotis 1952	NIE & NFJ Since March 2011 ACV Since April 2015.

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Director, Helena Rubenstein Foundation (1997-2010); Principal, LaLoop LLC, a retail accessories company (1999-2014); and Director, Armor Holdings (2002-2010).

			88†	None.

F. Ford Drummond 1962	NIE & NFJ Since June 2015 ACV Since April 2015	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	63	Director, BancFirst Corporation.

Bradford K. Gallagher 1944	NIE & NFJ Since September 2010 ACV Since April 2015

Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly Chairman and Trustee, The Common Fund (2005-2014), Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).

			88†	Formerly, Chairman and Trustee, Grail Advisors ETF Trust (2009-2010); and Trustee, Nicholas-Applegate Institutional Funds (2007-2010).

January 31, 2017 | Annual Report 89

Board of Trustees (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name, Address*, Year of Birth and Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

James A. Jacobson 1945	NIE & NFJ Since December 2009 ACV Since April 2015

Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).

			88†	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

Hans W. Kertess 1939	NFJ Since September 2006 NIE Since June 2007 ACV Since April 2015	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	88†	None.

James S. MacLeod 1947	NIE & NFJ Since June 2015 ACV Since April 2015	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; Chairman, Homeowners Mortgage; and Trustee, University of Tampa. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	63	Non-Executive Chairman (formerly Director), Sykes Enterprises, Inc.

William B. Ogden, IV 1945	NFJ Since September 2006 NIE Since June 2007 ACV Since April 2015	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	88†	None.

Alan Rappaport 1953	NIE & NFJ Since June 2010 ACV Since April 2015

Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly Chairman and President), US Trust (formerly Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008).

			88†	None.

90 Annual Report | January 31, 2017

Board of Trustees (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name, Address*, Year of Birth and Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustees (2)

Barbara R. Claussen 1956	NIE, NFJ & ACV Since October 2015

Chief Operating Officer (since 2016) and Managing Director and member of the Executive Committee (since 2013) of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors U.S. LLC; and Managing Director of NFJ Investment Group LLC (since 2003). Formerly, Chairman of the Management Board of Allianz Global Investors Capital LLC (2012); Chief Administrative Officer of Allianz Global Investors U.S. Holdings LLC (2013-2016); Member of Management Board and Chief Risk Officer (2008-2011); and Interim Global Chief Operating Officer Liaison (2012-2014) of Allianz Global Investors Capital LLC (a predecessor of Allianz Global Investors U.S. LLC).

			63	None.

A.Douglas Eu 1961	NIE, NFJ & ACV Since April 2016

Chief Executive Officer, Managing Director and Chairman of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2016); and Member of the Global Executive Committee of Allianz Global Investors GmbH (since 2006). Formerly, Chief Executive Officer of Allianz Global Investors Asia Pacific GmbH (2006-2015).

			63†	Formerly, Director, Securities and Futures Commission Advisory Committee Hong Kong (2007-2013).

*                 Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors U.S. LLC, 1633 Broadway, New York, New York 10019.

†                 Includes 25 PIMCO Funds that the Trustee currently presides over.

(1)         “Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.

(2)         Ms. Claussen and Mr. Eu are “Interested Persons” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Investment Manager and its affiliates.

January 31, 2017 | Annual Report 91

Fund Officers (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name, Address*, Year of Birth and Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo President and Chief Executive Officer 1968	NIE, NFJ & ACV April 2016 to present

Managing Director, Chief Regulatory Counsel and Head of Retail and Funds Legal of Allianz Global Investors U.S. Holdings LLC; Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; President and Chief Executive Officer of 63 funds in the Fund Complex; Formerly, Vice President, Secretary Chief Legal Officer of numerous funds in the Fund Complex (2004-2016); and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Lawrence G. Altadonna Treasurer, Principal Financial and Accounting Officer 1966	NIE 2/2007 to present NFJ 2/2005 to present ACV 5/2015 to present

Director, Director of Fund Administration of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of 63 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Angela Borreggine Secretary and Chief Legal Officer 1964	NIE, NFJ & ACV April 2016 to present

Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Secretary and Chief Legal Officer of 63 funds in the Fund Complex. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA Chief Compliance Officer 1975	NIE & NFJ 6/2013 to present ACV 5/2015 to present

Director of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; Chief Compliance Officer of 63 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Richard J. Cochran Assistant Treasurer 1961	NIE & NFJ 5/2008 to present ACV 5/2015 to present	Vice President of Allianz Global Investors U.S. LLC; Assistant Treasurer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili Assistant Treasurer 1974	NIE & NFJ 1/2011 to present ACV 5/2015 to present	Director of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Scott Whisten Assistant Treasurer 1971	NIE & NFJ 1/2007 to present ACV 5/2015 to present	Director of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 63 funds in the Fund Complex.

Debra Rubano Assistant Secretary 1975	NIE, NFJ & ACV 12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 63 funds in the fund complex.

Each of the Fund’s executive officers is an “interested person” of the Funds (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

* Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors U.S. LLC, 1633 Broadway, New York, New York 10019.

92 Annual Report | January 31, 2017

Trustees	Investment Manager*
Davey S. Scoon	Allianz Global Investors U.S. LLC
Chairman of the Board of Trustees	1633 Broadway
Barbara R. Claussen	New York, NY 10019
Deborah A. DeCotis
F. Ford Drummond	Sub-Advisor
A. Douglas Eu	AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
Bradford K. Gallagher	NFJ Investment Group LLC
James A. Jacobson	2100 Ross Avenue, Suite 700
Hans W. Kertess	Dallas, TX 75201
James S. MacLeod
William B. Ogden, IV	Custodian & Accounting Agent**
Alan Rappaport	Brown Brothers Harriman & Co
50 Post Office Square
Fund Officers	Boston, MA 02110
Thomas J. Fuccillo
President & Chief Executive Officer	Transfer Agent, Dividend Paying Agent and Registrar
Lawrence G. Altadonna	American Stock Transfer & Trust Company, LLC
Treasurer & Principal Financial & Accounting Officer	6201 15th Avenue
Angela Borreggine	Brooklyn, NY 11219
Secretary & Chief Legal Officer
Thomas L. Harter, CFA	Independent Registered Public Accounting Firm
Chief Compliance Officer	PricewaterhouseCoopers LLP
Scott Whisten	300 Madison Avenue
Assistant Treasurer	New York, NY 10017
Orhan Dzemaili
Assistant Treasurer	Legal Counsel
Richard J. Cochran	Ropes & Gray LLP
Assistant Treasurer	Prudential Tower
Debra Rubano	800 Boylston Street
Assistant Secretary	Boston, MA 02199

*            Prior to October 1, 2016, Allianz Global Investors Fund Management LLC (“AGIFM”) served as investment manager. On October 1, 2016, AGIFM merged into Allianz Global Investors U.S. LLC (“AllianzGI U.S.”). The merger did not result in any change of control and all services provided by AGIFM will continue to be provided by AllianzGI U.S.

**     Effective February 1, 2017, services related to custody and fund accounting for the Funds’ transitioned from Brown Brothers Harriman & Co. to State Street Bank and Trust Company.

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Diversified Income & Convertible Fund, AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

104213

Allianz Global Investors Distributors LLC	AZ601AR_013117

ITEM 2. CODE OF ETHICS

(a)  As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)  During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)  During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Messrs. James A. Jacobson and Davey S. Scoon, each a member of the Board’s Audit Oversight Committee, is an “audit committee financial expert,” and that each is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $76,220 in 2016 and $79,650 in 2017.

b) Audit-Related Fees. There were no audit related fees billed for each of the last two fiscal years.

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $16,960 in 2016 and $17,723 in 2017. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e) 1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, to the Fund as well as to the Fund’s investment manager or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (“Applicable Service Providers”), if the engagement relates directly to operations and financial reporting of the Fund. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors U.S. LLC or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)  The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)  Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)  Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2016 Reporting Period was $5,097,596 and the 2017 Reporting Period was $4,602,257.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Deborah A. DeCotis, F. Ford Drummond, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, James S. MacLeod, William B. Ogden, IV, David S. Scoon and Alan Rappaport.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ALLIANZGI NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

(the “Trust”)

PROXY VOTING POLICY

1.                                      It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                      The Trust delegates the responsibility for voting proxies to Allianz Global Investors U.S. LLC (“AllianzGI US”) and/or the sub-adviser of the Trust.  A summary of the detailed proxy voting policy of AllianzGI US is attached as Appendix A hereto.  A summary of the detailed proxy voting policy of the Trusts’ current sub-adviser is set forth in Appendix B attached hereto.  Such summaries may be revised from time to time to reflect changes to AllianzGI US’s or the sub-adviser’s detailed proxy voting policies.

3.                                      The party voting the proxies (i.e., AllianzGI US or the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policy and, to the extent consistent with such policy, may rely on information and/or recommendations supplied by others.

4.                                      AllianzGI US and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policy and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policy.

5.                                      The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation,

Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                      This Proxy Voting Policy Statement, summaries of the detailed proxy voting policies of AllianzGI US and the sub-adviser of the Trust with proxy voting authority, and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at us.allianzgi.com; and (iii) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, summaries of the detailed proxy voting policies of AllianzGI US and the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statement or Form N-CSR filings.

Appendix A

Allianz Global Investors U.S. LLC (“AllianzGI US”)

Description of Proxy Voting Policy and Procedures

AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. To ensure that the proxies are voted in the best interests of its clients, AllianzGI US has adopted proxy voting procedures and guidelines for voting proxies on specific types of issues. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts. AllianzGI US will not be responsible for voting of proxies that AllianzGI US has not been notified of on a timely basis by the client’s custodian.

AllianzGI US has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AllianzGI US’s general voting positions on specific corporate governance issues and corporate actions. AllianzGI US has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The services provided offer a variety of proxy-related services to assist in AllianzGI US’s handling of proxy voting responsibilities.

In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI US will generally refrain from voting proxies on non-U.S. securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AllianzGI US cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AllianzGI US may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Guidelines summarize AllianzGI US’s position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how AllianzGI US will vote shares on such issues. Occasionally, there may be instances when AllianzGI US may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a potential material conflict between AllianzGI US’s interest and those of a client with respect to proxy voting, the Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, the analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups and independent proxy research services. In situations in which the Proxy Guidelines do not give clear guidance on an issue, an analyst or portfolio manager and/or the Proxy Committee will review the issue. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

In accordance with the Proxy Guidelines, AllianzGI US may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AllianzGI US may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AllianzGI US may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AllianzGI US, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. For example, AllianzGI US may refrain from voting a proxy of a non-U.S. issuer due to logistical considerations that may impair AllianzGI US’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on non-U.S. person’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

AllianzGI US may vote in accordance with the proxy guidelines of its affiliate advisers when voting in connection with Wrap Programs. The affiliated adviser’s guidelines may differ and in fact be in conflict with AllianzGI US’s voting guidelines.

If a client has decided to participate in a securities lending program, AllianzGI US will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AllianzGI US will use reasonable efforts to notify the client of proxy measures that AllianzGI US deems material.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

Appendix B

NFJ Investment Group LLC (“NFJ”)

Description of Proxy Voting Policy and Procedures

NFJ typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself.  When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best economic interests of its clients.  NFJ will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

NFJ has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that it is voting in the best interest of its clients.  The Proxy Guidelines reflect NFJ’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance.  For example, NFJ generally votes for proposals to declassify boards and generally opposes proposals to institute supermajority voting requirements relating to business combinations.  In addition, because Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue, some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) and may result in a vote being cast that will deviate from the Proxy Guidelines.

In accordance with the Proxy Guidelines, NFJ may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy.  NFJ may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product.  In addition, NFJ may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers (including ADRs), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate.  For example, NFJ may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on NFJ’s ability to vote the proxy.  These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions.  Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in NFJ’s handling of proxy voting responsibilities.

Conflicts of Interest.  NFJ may have conflicts of interest that can affect how it votes its clients’ proxies.  For example, NFJ or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal.  The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which NFJ votes its clients’ proxies.  In order to ensure that all material conflicts of interest are handled appropriately while carrying out its obligation to vote proxies, NFJ’s Proxy Committee has established procedures addressing how NFJ identifies and resolves any material conflicts of interest with its clients.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of March 30, 2017, the following individual has primary responsibility for the day-to-day implementation of the AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“NFJ” or the “Fund”):

Allianz Global Investors US LLC (“AllianzGI US”)

The following individual has primary responsibility for the day-to-day implementation of the Fund’s Convertible Component.

Douglas G. Forsyth, CFA
Managing Director, Chief Investment Officer, US Income & Growth Strategies

Mr. Forsyth, CFA, is a portfolio manager, a managing director and CIO US Income & Growth Strategies with Allianz Global Investors, which he joined in 1994. He is the head of the Income and Growth Strategies team. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has 24 years of investment-industry experience. Mr. Forsyth was previously an analyst at AEGON USA. He has a B.B.A. from The University of Iowa.

The following individual has primary responsibility for the day-to-day implementation of the Index Option Strategy.

Stephen G. Bond-Nelson

Director, Portfolio Manager

Mr. Bond-Nelson is a portfolio manager and a managing director with Allianz Global Investors, which he joined in 1999. He has portfolio-management and research responsibilities for the Structured Products team.  Mr. Bond-Nelson has 24 years of investment-industry experience. He has a B.S. from Lehigh University and an M.B.A. from Rutgers University.

NFJ Investment Group LLC (“NFJ”)

The following individuals constitute the team that has primary responsibility for the day-to-day implementation of the Fund’s Equity Component, with Mr. Fischer serving as head of the team:

Ben J. Fischer, CFA

Managing Director, Chief Investment Officer,  NFJ,  Portfolio Manager

Mr. Fischer, CFA, is a portfolio manager, an analyst, a managing director and Vice Chair. He has 50 years of investment-industry experience. Before founding NFJ in 1989, he was chief investment officer (institutional and fixed income), and a senior vice president and a senior portfolio manager at NationsBank, which he joined in 1971. Before that, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark Dodge Asset Management. He has a B.A. in economics and a J.D. from The University of Oklahoma, and an M.B.A. from New York University, Leonard N. Stern School of Business.

L. Baxter Hines, CFA

Managing Director, Portfolio Manager/Analyst

Mr. Hines, CFA, is a portfolio manager, an analyst, a managing director and Head of Research for the Dallas-based Equity Value team. He has 11 years of investment-industry experience. Before joining the firm in 2008, Mr. Hines was a market-data specialist for Reuters. He has a B.A. from the University of Virginia and an M.B.A. from the University of Texas, McCombs School of Business.

(a) (2) AllianzGI US

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2017 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

Portfolio	Other Registered Investment Companies		Other Accounts			Other Pooled Investment Vehicles
Manager	#	AUM ($million)	#	AUM ($million)		#	AUM ($million)

Douglas G. Forsyth, CFA	8	8,954	18	3,470	*	20	22,674	**
Stephen G. Bond-Nelson	2	339	4	84		16	7,042	***

* Of the Other Accounts, two accounts totaling $292 million in assets pay an advisory fee that is based on the performance of the accounts.

**Of the Other Pooled Investment Vehicles, four accounts totaling $1,719 million pays an advisory fee that is based in part on the performance of the account.

***Of the Other Pooled Investment Vehicles, fifteen accounts totaling $6,996 million pays an advisory fee that is based in part on the performance of the account.

NFJ

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2017 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

Portfolio	Other Registered Investment Companies		Other Accounts		Other Investment Companies
Managers	#	AUM($million)	#	AUM($million)	#	AUM($million)

Ben Fischer, CFA	11	11,480	48	7,057	4	605
L. Baxter Hines, CFA	10	6,801	34	6,284	2	549

AllianzGI US

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI US believes are faced by investment professionals at most major financial firms.

AllianzGI US has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher- fee accounts. These potential conflicts may include, among others:

•                  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI US considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI US’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI US considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI US attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one AllianzGI US account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI US may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI US has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI US maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Portfolio’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI US with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI US has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolios and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI US’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI US’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Fund. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI US will not interfere with (i) making decisions in the best interest of advisory clients (including the Portfolios) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

NFJ

Potential Conflict of Interest

Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•                  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of the Fund as well as other accounts, the NFJ’s trading desk may, to the extent by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter term investment horizon or different investment objective, policies or restrictions than the Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decision made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchased or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may allocate unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funs or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith and the commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolio and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she managers.

The Fund’s portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for the Fund or other clients. NFJ’s investment personnel, including the Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a code of ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the Fund.

(a)  (3)

Compensation Structure for AllianzGI US (including NFJ)

As of January 31, 2017, the following explains the compensation structure of each individual that shares primary responsibility for day-to-day portfolio management of the Fund:

The compensation system is designed to support the organization’s corporate values and culture. While acknowledging the importance of financial incentives and seeking to pay top quartile compensation for top quartile performance, AllianzGI US also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. AllianzGI US’s compensation system supports its belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. To the extent that there are regional experts located in other AllianzGI US-affiliated offices worldwide who are “associated persons” of AllianzGI US and who serve as portfolio managers for certain of the Funds, this compensation strategy is applied independently by the AllianzGI US-affiliated company that employs such a portfolio manager. In such cases, AllianzGI US compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by AllianzGI US on the shared service of the portfolio manager.

The primary components of compensation are the base salary and an annual variable compensation payment. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it is typically a comparatively small component, often capped and only adjusted every few years.

The variable compensation component typically comprises a cash bonus that pays out immediately after the performance year as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. Except for certain specialist investment teams as noted below, variable compensation is determined on a discretionary basis and is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

Variable compensation for certain specialist investment teams including AllianzGI US Income & Growth, Structured Products, and NFJ is determined on a formulaic basis. These teams share a percentage of advisory fee revenue including performance fee revenue, if applicable, generated by the investment strategy. Variable compensation for the NFJ Funds also takes into account the performance of the strategy over a five-year period. The relevant performance benchmark for a Fund is the Fund’s primary benchmark index.

After consultation and oversight from the firm’s compensation committee, the lead portfolio manager allocates the team’s share of the shared revenue to the individual team members. Allocation to individual team members is determined based on individual performance and contribution to the team and client success. All team members have agreed upon performance objectives to serve as a basis for performance evaluation during the year. These objectives are both quantitative and qualitative in nature. Quantitative objectives typically align to investment performance and client-stated objectives. Qualitative objectives reflect contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect AllianzGI US’s core values of excellence, passion, integrity and respect. For all investment professionals, a 360 degree feedback evaluation forms part of the qualitative input. Achievement against these goals as measured by the lead portfolio manager and Chief Investment Officer serve to link performance to compensation. Notwithstanding the basis for determining variable compensation, all compensation principles, including the deferral rules and deferred instruments described below, apply.

As noted above, variable compensation includes a deferral component. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (“LTIP”); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (“DIF”). Deferral rates increase in line with the overall variable compensation and can reach up to 42%. Overall awards, splits, components and deferral percentages are regularly reviewed to ensure they are competitive and, where applicable, comply with regulatory standards.

The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating profit of Allianz Global Investors.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

(a)(4)

The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of January 31, 2017.

AllianzGI NFJ Dividend Interest and Premium Strategy

PM Ownership
Douglas Forsyth, CFA	None
Stephen Bond-Nelson	None
Ben Fischer, CFA	$500,001 - $1,000,000
L. Baxter Hines, CFA	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3 (d))) that occurred during the second fiscal quarter of the period covered by this report that materially affected , or is reasonably likely to affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date:	March 30, 2017

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	March 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date:	March 30, 2017

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	March 30, 2017